                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                               SEAMED CORPORATION
                               ------------------
                (Name of Registrant as Specified In Its Charter)

 ...............................................................................
    (Name of Persons(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         ......................................................................

     2)  Aggregate number of securities to which transaction applies:

         ......................................................................

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ......................................................................

     4)  Proposed maximum aggregate value of transaction:

         ......................................................................

     5)  Total fee paid:

         ......................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ......................................................................

     2)  Form, Schedule or Registration Statement No.:

         ......................................................................

     3)  Filing Party:

         ......................................................................

     4)  Date Filed:

         ......................................................................

                               SEAMED CORPORATION
                          14500 NORTHEAST 87TH STREET
                         REDMOND, WASHINGTON 98052-3431
                           TELEPHONE: (425) 867-1818

                                                              September 26, 1997

Dear SeaMED Shareholder:


     You are cordially invited to attend the 1997 Annual Meeting of Shareholders of SeaMED Corporation, which is to be held on Thursday, October 30, 1997, at 10:00 a.m., at the Company's newest facility, 21621 30th Ave. S.E., Bothell, Washington 98021.


     At the meeting, we will report to you on current business conditions and recent developments at SeaMED. Members of the Board of Directors and our executive officers will be present to discuss the affairs of SeaMED with you.

     The Company has enclosed with this letter a notice of annual meeting of stockholders, a proxy statement, and a copy of its 1997 Annual Report for the fiscal year ended June 30, 1997.

     It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope to ensure your shares will be represented. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person.


     On behalf of the Board of Directors and management of SeaMED, I would like to thank you for choosing to invest in our Company. We are very excited about the future opportunities of the Company and are looking forward to the Annual Meeting after fiscal year 1997's record growth.


                                          Sincerely,

                                          LOGO
                                          W. Robert Berg
                                          President, Chief Executive Officer and
                                          Director

                               SEAMED CORPORATION
                          14500 NORTHEAST 87TH STREET
                         REDMOND, WASHINGTON 98052-3431
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 30, 1997
                            ------------------------


     The Annual Meeting of Shareholders of SeaMED Corporation, a Washington corporation (the
"Company"), is to be held on Thursday, October 30, 1997, at 10:00 a.m. (the "Annual Meeting"), at the Company's newest facility, 21621 30th Ave. S.E., Bothell, Washington 98021, for the purpose of:


     (1) Electing seven (7) Directors to serve until the annual meeting of Shareholders at which their terms expire and until their successors are duly elected and qualified;

     (2) Amending and restating the Company's Articles of Incorporation to provide for a board of directors with staggered terms of three (3) years;


     (3) Approving an increase of 300,000 shares available for grant under the Company's 1995 Stock Option and Incentive Plan;



     (4) Approving an increase of 100,000 shares available for purchase under the Company's Employee Stock Purchase Plan;



     (5) Approving the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending June 30, 1998; and



     (6) Transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.


     The Board of Directors has fixed the close of business on September 18, 1997, as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          [Beatty Signature]
                                          Mark R. Beatty
                                          Secretary

September 26, 1997

     The Company's 1997 Annual Report for the fiscal year ended June 30, 1997 is enclosed. The 1997 Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                               SEAMED CORPORATION
                          14500 NORTHEAST 87TH STREET
                         REDMOND, WASHINGTON 98052-3431
                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 1997
                            ------------------------


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SeaMED Corporation, a Washington corporation (the "Company"), of proxies to be used at the annual meeting of shareholders of the Company to be held on October 30, 1997 (the "Annual Meeting"). This Proxy Statement and the related proxy card are being mailed to holders of the Company's common stock, no par value (the "Common Stock"), commencing on or about September 26, 1997.


     If the enclosed proxy card is executed and returned, the shares represented by it will be voted and will be voted as directed on all matters properly coming before the Annual Meeting for a vote. Returning your completed proxy will not prevent you from voting in person at the Annual Meeting should you be present and desire to do so. In addition, the proxy may be revoked at any time prior to its exercise either by giving written notice to the Company or by submission of a later-dated proxy.


     Shareholders of record of the Company's Common Stock at the close of business on September 18, 1997 are entitled to vote at the Annual Meeting. On September 18, 1997, the Company had outstanding 5,274,773 shares of Common Stock. A list of the Company's shareholders will be open to the examination of any shareholders, for any purpose germane to the meeting, at the Company's headquarters for a period of ten days prior to the meeting. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to shareholders. At the Annual Meeting, inspectors of election shall determine the presence of a quorum and shall tabulate the results of the shareholders' voting. The holders of a majority of the total number of outstanding shares of Common Stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the Annual Meeting. In accordance with the Washington Business Corporation Act (the "Act"), properly executed proxies marked "abstain" as well as proxies held in street name by brokers that are not voted on all proposals to come before the Annual Meeting ("broker non-votes"), will be considered "present" for the purposes of determining whether a quorum has been achieved at the Annual Meeting.



     The proposal to amend and restate the Company's Articles of Incorporation requires the affirmative vote of a majority of the total outstanding shares of Common Stock. The nominees for Director receiving the greatest number of votes cast at the Annual Meeting in person or by proxy shall be elected. Consequently, any shares of Common Stock present in person or by proxy at the Annual Meeting but not voted for any reason have no impact in the election of Directors. All other matters to be considered at the Annual Meeting, except Proposal 2, require for approval that the votes cast favoring the action exceed the votes cast opposing the action. Consequently, any shares of Common Stock present in person or by proxy at the Annual Meeting but not voted for any reason have no impact on the other matters. Shareholders have no right to cumulative voting as to any matter, including the election of Directors. For Proposal 2 to pass, holders of fifty percent (50%) or more of the outstanding Common Stock must vote in favor of it. For such a proposal, abstentions are treated as present and entitled to vote under the Act and therefore have the effect of a vote against such proposal. Broker non-votes in respect of any proposal are not counted for purposes of determining whether such proposal has received the requisite approval under the Act.


     The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated on a valid proxy, the shares represented by such proxies received will be voted (i) for the nominees for director named in this Proxy Statement; (ii) to amend and restate the

Company's Articles of Incorporation to provide for a board of directors with staggered terms of three (3) years; (iii) for approval of an increase of 300,000 shares available for grant under the Company's 1995 Stock Option and Incentive Plan; (iv) for approval of an increase of 100,000 shares available for purchase under the Company's Employee Stock Purchase Plan; (v) for approval of the appointment of Ernst & Young LLP as independent certified public accountants; and (vi) in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, for any other matters which properly come before the Annual Meeting or any adjournment or postponement thereof.



     The Company's fiscal year consists of the 52/53-week period that ends on the Thursday nearest to June 30. For convenience of presentation, all fiscal periods in this proxy statement are shown as ending on a calendar month-end.



                                  PROPOSAL 1.



                             ELECTION OF DIRECTORS



     The Board of Directors is currently comprised of seven directors. The Board of Directors has nominated and recommends for election as director the seven nominees set forth below. Each nominee currently serves as director of the Company. If the shareholders approve Proposal 2, the seven nominees shall be up for election as Class I, Class II or Class III Directors as follows: Class I Directors shall serve until the next annual shareholders meeting (1998) and until their successors are elected and qualified; Class II Directors shall serve until the second annual shareholders meeting (1999) after their election and until their successors are elected and qualified; and Class III Directors shall serve until the third annual shareholders meeting (2000) after their election and until their successors are elected and qualified. If the shareholders do not approve Proposal 2, the seven nominees shall be up for election as directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified.


NOMINEES FOR DIRECTOR

     The names, ages and positions with the Company of the nominees for director are listed below.


           NAME              AGE                             POSITION
---------------------------  ---   ------------------------------------------------------------
CLASS I DIRECTORS:
Richard E. Engebrecht        70    Director(2)
Edgar F. Rampy               58    Vice President, Treasurer, Chief Financial Officer and
                                   Director
CLASS II DIRECTORS:
William H. Gates, Sr.        71    Director
Richard O. Martin, Ph.D.     57    Director(1)
CLASS III DIRECTORS:
R. Scott Asen                53    Chairman of the Board(1)(2)
W. Robert Berg               54    President, Chief Executive Officer and Director
Stephen J. Clearman          46    Director(1)


---------------


(1) Member of Stock Option and Compensation Committee.


(2) Member of Audit Committee.

     There are no family relationships between or among any nominees for director of the Company.

CLASS I DIRECTOR NOMINEES (TERM EXPIRING AT THE 1998 ANNUAL MEETING).


     Richard E. Engebrecht has been a director of the Company since 1992. Since 1994, Mr. Engebrecht has been the Chairman of the Board of PrimeSource Corporation (a successor to Momentum Corporation). From 1990 to 1994, Mr. Engebrecht was Chairman of the Board and Chief Executive Officer of Momentum Corporation, and, from 1986 to 1990, President and Chief Executive Officer of VWR Corporation.

Mr. Engebrecht also is a director of Penwest Ltd., VWR Scientific Products Corporation and PrimeSource Corporation.

     Edgar F. Rampy has been Vice President, Treasurer and Chief Financial Officer of the Company since 1990 and a director of the Company since 1997. In 1990, Mr. Rampy served as Chief Financial Officer of Quantum Medical Systems and assisted in its sale to Siemens Corporation. From 1987 to 1989, Mr. Rampy was Chief Operating Officer of Carver Corporation and, from 1979 to 1987, Chief Financial Officer of Data I/O Corporation. He became a Certified Public Accountant in 1967.

CLASS II DIRECTOR NOMINEES (TERM EXPIRING AT THE 1999 ANNUAL MEETING)


     William H. Gates, Sr. has been a director of the Company since 1996. From 1983 to 1995, Mr. Gates was the Company's Secretary. Since 1964, Mr. Gates has been a partner in the law firm Preston Gates & Ellis LLP and its predecessors, counsel to the Company. Mr. Gates also is a director of Mutual of America Capital Management Corporation.


     Richard O. Martin, Ph.D. has been a director of the Company since October 1995. Since 1991, Dr. Martin has been the Chief Executive Officer and a director of Physio-Control Corporation. Dr. Martin also is a director of Maxxim Medical, Inc. and Encore Orthopedic, Inc.

CLASS III DIRECTOR NOMINEES (TERM EXPIRING AT THE 2000 ANNUAL MEETING)

     R. Scott Asen has been a director of the Company since 1978 and its Chairman of the Board since 1992. Since 1983, Mr. Asen has been President of Asen & Co., Inc., an investment management firm. Mr. Asen has been manager-member of Pioneer III-A LLC (and general partner of its predecessor) and general partner of Pioneer IV, venture capital investment funds and significant shareholders of the Company, since 1981 and 1984, respectively. Mr. Asen also is a director of Biomagnetic Technologies, Inc., Davox Corporation and Barringer Laboratories, Inc.

     W. Robert Berg has been President, Chief Executive Officer and a Director of the Company since 1988. Mr. Berg was the Company's Vice President, Operations from 1985 to 1988. Mr. Berg has been involved in the management of high-technology companies for the last 27 years. Mr. Berg also is a director of the Washington State Biomedical and Biotechnology Association and the Washington State Technology Alliance.

     Stephen J. Clearman has been a director of the Company since 1984. Since 1984, Mr. Clearman has been a principal of Geocapital Partners, a venture capital fund that he cofounded and which was a significant shareholder of the Company, and has formed three other venture capital partnerships. Mr. Clearman also is a director of MemberWorks Inc., Expert Software, Inc. and World Access, Inc.


     If any nominee becomes unavailable for any reason or should a vacancy occur before the election (which events are not anticipated), the persons named on the enclosed proxy card may substitute another person as a nominee or may add or reduce the number of nominees to such extent as they shall deem advisable. At present, other than reimbursement for expenses incurred in attending meetings of the Board of Directors and committees of the Board of Directors, directors do not receive any compensation. The Company's Bylaws permit the Board of Directors to set compensation of directors. The Board of Directors has been considering a director compensation policy involving grants of stock options, but has not yet finalized it. In the past, certain directors received stock options upon joining the Board of Directors. Directors who are employees of the Company do not receive compensation for their service as director.


COMMITTEES AND DIRECTORS' MEETINGS


     The Board of Directors has two standing committees: the Audit Committee and the Stock Option and Compensation Committee (the "Compensation Committee").


     The Audit Committee is composed of two directors, neither of whom is a current employee of the Company, and is authorized to make recommendations to the Board of Directors regarding the independent auditors to be nominated for election by the shareholders and to review the independence of such auditors, approve the scope of the annual audit activities of the independent auditors, approve the audit fee payable to the independent auditors and review such audit results. The Audit Committee met twice in fiscal year 1997.


     The Compensation Committee is composed of three directors, none of whom is a current employee of the Company, and is authorized to provide a general review of the Company's compensation and benefit plans to ensure that they meet corporate objectives. In addition, the Compensation Committee reviews and approves the Chief Executive Officer's recommendation on (i) compensation of all officers of the Company and (ii) adopting and changing major Company compensation policies and practices. The Compensation Committee held three meetings in fiscal year 1997.

     The Board of Directors held five meetings during the Company's preceding fiscal year. All of the directors attended 75% or more of the aggregate of the number of meetings of the Board of Directors during their terms and the number of meetings held by committees of the Board of Directors on which they served.

     The Company does not have a nominating committee. The entire Board of Directors currently is responsible for filling vacancies on the Board as they occur and recommending candidates for election as Directors at the annual meetings of shareholders. The Board will consider individuals recommended for nominations by shareholders of the Company.

EXECUTIVE OFFICERS

     The names, ages and positions of the executive officers of the Company as of June 30, 1997 are listed below.

             NAME               AGE                                 POSITION
------------------------------  ---     ----------------------------------------------------------------
W. Robert Berg                  54      President, Chief Executive Officer and Director
Donald Rich                     46      Senior Vice President, Operations
S. Erik Hagstrom                42      Vice President, Engineering, Executive Project Director
Thomas F. Mrowca                48      Vice President, Sales and Marketing
Marcia A. Page                  38      Vice President, Quality Assurance and Regulatory Affairs
Edgar F. Rampy                  58      Vice President, Treasurer, Chief Financial Officer and Director

     Officers are elected annually and serve at the discretion of the Board of Directors. The Company has not entered into employment agreements with any of its executive officers. There are no family relationships between or among any directors or executive officers of the Company. Brief biographies of the Company's executive officers who are not nominees for director are set forth below:


     Donald Rich has been Senior Vice President, Operations of the Company since 1997, and was Vice President, Operations of the Company from 1993 to 1997. From 1989 to 1993, Mr. Rich was employed by Interpoint Corporation, a microelectronics manufacturer, serving as the Director of Quality Assurance from 1991 to 1993, and the Director of Operations from 1989 to 1991.


     S. Erik Hagstrom has been Vice President, Engineering, Executive Project Director of the Company since 1995. Mr. Hagstrom joined the Company in 1986 as a design engineer, was named a Project Director in 1989 and a Senior Project Director in 1992. From 1984 to 1986, Mr. Hagstrom was an engineer at Biotronik Cardiac Pacing Systems.

     Thomas F. Mrowca has been Vice President, Sales and Marketing of the Company since 1990. From 1976 to 1990, Mr. Mrowca was employed by Physio-Control Corporation, where he held sales and marketing positions and was responsible for research, new product development, new market development, product planning, forecasting and pricing.

     Marcia A. Page has been Vice President, Quality Assurance and Regulatory Affairs of the Company since 1993. From 1989 to 1993, Ms. Page was the Company's Manager of Quality Assurance. Ms. Page is the Past-President and Chairwoman and current co-chair of the Organization of Regulatory and Clinical Associates and is a member of the American Society of Quality Control and the Regulatory Affairs Professionals Society.

RELATIONSHIPS AND RELATED CERTAIN TRANSACTIONS

     On October 11, 1995, W. Robert Berg, the Company's Chief Executive Officer and President, received a $75,000 loan from the Company, the proceeds of which he used to purchase 30,000 shares of Common Stock. The loan is evidenced by an unsecured promissory note that bears interest at the floating minimum statutory rate of interest set by the Internal Revenue Service from time to time. Mr. Berg may prepay principal and interest at any time without penalty; unpaid principal and interest are due on October 11, 2000. As of June 30, 1997, aggregate principal and accrued interest on this loan were approximately $80,000.

     William H. Gates, Sr., a director of the Company, is also a partner in the law firm Preston Gates & Ellis LLP, the Company's counsel.

     Physio-Control Corporation, a company of which Richard O. Martin, a director of the Company, serves as Chief Executive Officer and a director, has retained the Company to provide engineering and manufacturing services.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934


     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's officers, Directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on copies of such reports furnished to the Company, all of its directors and executive officers made any required filings on a timely basis.

BENEFICIAL OWNERSHIP OF COMMON STOCK

     Except as otherwise noted, the following table sets forth certain information as of August 31, 1997 as to the security ownership of those persons owning of record or known to the Company to be the beneficial owner of more than five percent of the voting securities of the Company and the security ownership of equity securities of the Company by (i) each of the directors of the Company,
(ii) the director nominees, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. All information with respect to beneficial ownership has been furnished by the respective director, director nominee, executive officer or five percent beneficial owner, as the case may be. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Exchange Act.


                                                                       COMMON STOCK
                                                                  ----------------------
                                                                  NUMBER OF     PERCENT
                DIRECTORS, OFFICERS AND 5% SHAREHOLDERS            SHARES       OF CLASS
        --------------------------------------------------------  ---------     --------
        R. Scott Asen...........................................    889,169(1)    16.9%
        James G. Niven..........................................    338,087(2)     6.4%
        Zweig-DiMenna Special Opportunities, L.P................    285,000(3)     5.4%
        W. Robert Berg..........................................    204,088(4)     3.8%
        Stephen J. Clearman.....................................     35,737          *
        Richard E. Engebrecht...................................     27,667          *
        William H. Gates, Sr. ..................................     28,000          *
        Richard O. Martin, Ph.D. ...............................      9,500(5)       *
        Edgar F. Rampy..........................................     41,970(6)       *
        Thomas F. Mrowca........................................     42,127(7)       *
        S. Erik Hagstrom........................................     24,886(8)       *
        Donald Rich.............................................     17,494(9)       *
        All directors and executive officers as a group
          (11 persons)..........................................  1,338,739(10)   24.8%


---------------

 *  Less than one percent.


 (1) Includes 189,881 shares owned by Pioneer IV, of which Mr. Asen is general partner, 99,854 shares owned by Pioneer III-A LLC, of which Mr. Asen is manager-member, and 5,000 shares held by Mr. Asen in an IRA account at Dean Witter Reynolds. Mr. Asen disclaims beneficial ownership of the shares owned by Pioneer IV and Pioneer III-A LLC except to the extent of those shares in which he has a pecuniary interest. The shares in which he has a pecuniary interest will be determined by the final performance of the entities. The address of Mr. Asen is c/o Asen & Co., Inc., 224 East 49th Street, New York, NY 10017.



 (2) The address of Mr. Niven is c/o Sotheby's, 1334 York Avenue, New York, NY 10021.



 (3) The address of Zweig-DiMenna Special Opportunities, L.P. is 900 Third Avenue, New York, NY 10022.



 (4) Includes 57,002 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of August 31, 1997.



 (5) Includes 8,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of August 31, 1997.



 (6) Includes 14,834 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of August 31, 1997.



 (7) Includes 12,258 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of August 31, 1997.



 (8) Includes 4,566 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of August 31, 1997.



 (9) Includes 17,148 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of August 31, 1997.



(10) Includes 123,442 shares of Common Stock issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days of August 31, 1997.

EXECUTIVE COMPENSATION

  Summary Compensation

     The following table sets forth certain information regarding the compensation earned by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers (the "Named Executive Officers") for the fiscal year ended June 30, 1997.

                           SUMMARY COMPENSATION TABLE


                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                                                      ------------------
                                               ANNUAL COMPENSATION        SECURITIES        ALL OTHER
                                               --------------------       UNDERLYING       COMPENSATION
     NAME AND PRINCIPAL POSITION        YEAR   SALARY($)   BONUS($)   OPTIONS/SARS(#)(1)      ($)(2)
--------------------------------------  ----   ---------   --------   ------------------   ------------
W. Robert Berg........................  1997   $ 219,135   $187,492         25,550             3,562
  President and Chief Executive
     Officer                            1996     175,000    117,544             --             2,731
                                        1995     165,000     12,250         70,000             2,584
Edgar F. Rampy........................  1997     134,538     81,596          4,887             2,337
  Vice President, Treasurer and         1996     108,000     36,271          8,867             1,692
  Chief Financial Officer               1995      98,000      4,550             --             1,486
Thomas F. Mrowca......................  1997     134,538     56,596          4,971             2,243
  Vice President, Sales and Marketing   1996     105,000     35,263          9,714             1,676
                                        1995      94,000      4,550             --             1,456
Donald Rich...........................  1997     126,423     42,910         17,310             1,989
  Senior Vice President, Operations     1996      99,000     24,936          7,095             1,520
                                        1995      84,000      2,906             --             1,274
S. Erik Hagstrom......................  1997     112,115     37,731          3,411             1,857
  Vice President, Engineering,          1996      92,000     23,173         14,104             1,345
  Executive Project Director            1995      80,000      1,261             --             1,144


---------------

(1) Represents options granted pursuant to the Company's stock option plans.

(2) Represents matching contributions under the Company's 401(k) plan.

  Option Grants

     The following table sets forth certain information regarding stock options granted to the Named Executive Officers during the fiscal year ended June 30, 1997.

                                                                                              POTENTIAL
                                         OPTION GRANTS DURING FISCAL YEAR 1997           REALIZABLE VALUE AT
                                 -----------------------------------------------------     ASSUMED ANNUAL
                                   NUMBER OF      PERCENT OF                               RATES OF STOCK
                                  SECURITIES     TOTAL OPTIONS                           PRICE APPRECIATION
                                  UNDERLYING      GRANTED TO     EXERCISE                FOR OPTION TERM(2)
                                    OPTIONS      EMPLOYEES IN     PRICE     EXPIRATION   -------------------
             NAME                GRANTED(#)(1)    FISCAL YEAR     ($/SH)       DATE       5%($)      10%($)
-------------------------------  -------------   -------------   --------   ----------   --------   --------
W. Robert Berg.................      25,550           24.3         16.50      3/4/07     $265,126   $671,882
Edgar F. Rampy.................       4,887            4.6         16.50      3/4/07     $ 50,711   $128,512
Thomas F. Mrowca...............       4,971            4.7         16.50      3/4/07     $ 51,583   $130,721
Donald Rich....................      17,310           16.4         16.50      3/4/07     $179,622   $455,197
S. Erik Hagstrom...............       3,411            3.2         16.50      3/4/07     $ 35,395   $ 89,698

---------------

(1) Represents options granted pursuant to the Company's stock option plans. All options were granted at fair market value at the date of grant. All options vest 50% on the second anniversary of the date of grant, an additional 25% on the third anniversary of the date of grant and an additional 25% on the fourth anniversary of the date of grant.


(2) Represents amounts that may be realized upon exercise of the options immediately prior to expiration of their terms assuming appreciation of 5% and 10% over the option term. The 5% and 10% numbers are calculated based on rules required by the SEC and do not reflect the Company's estimate of future stock price growth. The actual value realized may be greater or less than the potential realizable value set forth.

  Option Values


     The following table sets forth certain information regarding the exercise of stock options during fiscal year 1997 and unexercised stock options held as of June 30, 1997 by the Named Executive Officers.


                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                                             OPTIONS AT                   IN-THE-MONEY OPTIONS
                      SHARES                             FISCAL YEAR-END(#)             AT FISCAL YEAR-END($)(1)
                    ACQUIRED ON        VALUE        -----------------------------     -----------------------------
       NAME         EXERCISE(#)     REALIZED($)     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
------------------  -----------     -----------     -----------     -------------     -----------     -------------
W. Robert Berg....     18,501         219,052          57,002           75,550          1,009,120        776,925
Edgar F. Rampy....      4,000          46,000          13,500           14,254            260,775        163,652
Thomas F. Mrowca..      4,000          46,000          10,500           15,185            202,275        178,769
Donald Rich.......          0               0          12,000           28,405            228,000        248,748
S. Erik
  Hagstrom........      5,403          57,342               0           17,929                  0        254,521

---------------

(1) Based on a fair market value of $20 per share as of June 30, 1997, as reported in the Wall Street Journal.

STOCK PLANS

  1988 Stock Option Plan

     The SeaMED Corporation 1988 Stock Option Plan (the "1988 Plan") permits the grant of options to purchase an aggregate of 680,000 shares of Common Stock to regular full-time officers and key employees of the Company. The 1988 Plan is administered by the Board of Directors, which generally has the authority to select individuals who are to receive options and to specify the terms and conditions of each option so granted, including the number of shares covered by the option, the type of option (incentive or nonqualified), the exercise price (which must be at least equal to the fair market value of the Common Stock on the date of grant with respect to incentive stock options), the vesting provisions and the option term. Unless otherwise provided by the Board of Directors, any option granted under the 1988 Plan expires on the date set forth in the optionee's option agreement or, if earlier, (i) the date specified in the option agreement following an optionee's termination of service with the Company, but not later than 12 months after such termination, other than termination for cause, in which case the option terminates immediately, (ii) 12 months after the optionee's death or disability, or (iii) on various specified dates in the event of a merger, consolidation, tender offer, takeover bid, sale of assets or majority vote of the shareholders of the Company in favor of dissolving, subject to reinstatement if such event does not occur.

     As of June 30, 1997, options to purchase 378,789 shares of Common Stock granted under the 1988 Plan had been exercised, options to purchase 301,158 shares were outstanding and 53 shares remained available for grant.

  1995 and 1997 Employee Stock Option and Incentive Plans


     The purpose of the SeaMED Corporation 1995 Employee Stock Option and Incentive Plan (the "Incentive Plan") (discussed in more detail in Proposal 3) is to offer incentives and awards to those employees, agents and consultants of the Company who are key to the Company's growth, development and financial success, thereby aligning the personal interests of such persons, through the ownership of Common Stock and other incentives, with those of the Company's shareholders. The Incentive Plan combines the features of an incentive and a nonqualified stock option plan, a stock award plan and a stock appreciation rights ("SAR") plan. The Incentive Plan is a long-term incentive compensation plan and is designed to provide a competitive and balanced incentive and reward program for participants. A total of 200,000 shares of Common Stock is currently authorized under the Incentive Plan, of which, as of June 30, 1997, options to purchase 170,461 shares had been granted and options to purchase 29,539 shares were available for future grant; no options have been exercised.


     The purpose of the 1997 SeaMED Corporation Employee Nonqualified Stock Option Plan (the "1997 Plan") is to offer incentives and awards to those employees of the Company who are key to the Company's growth, development and financial success, thereby aligning the personal interests of such persons, through the ownership of Common Stock and other incentives, with those of the Company's shareholders. The 1997 Plan allows the award of nonqualified stock options. The 1997 Plan is a long-term incentive compensation plan. A total of 25,000 shares of Common Stock is currently authorized under the 1997 Plan, of which, as of June 30, 1997, options to purchase 25,000 shares had been granted and no options had been exercised.


     Terms of Stock Option Grants. The Compensation Committee has the authority to select individuals who are to receive options under the Incentive Plan and the 1997 Plan and to specify the terms and conditions of each option so granted (incentive or nonqualified in the case of the Incentive Plan), the exercise price (which must be at least equal to the fair market value of the Common Stock on the date of grant with respect to incentive stock options and options awarded to nonemployee directors), the vesting provisions and the option term. On September 18, 1997, the market price of a share of the Company's Common Stock was $18.


     Stock Awards. The Compensation Committee is authorized under the Incentive Plan to issue shares of Common Stock to eligible participants upon such terms and conditions and subject to such limitations, if any (including, without limitation, restrictions based upon the achievement of specific business objectives, tenure, and other measures of individual or business performance), and/or restrictions under applicable federal or state securities laws, and conditions under which the same shall lapse, as the Compensation Committee may determine. As of June 30, 1997, the Company had granted no such awards.

     Stock Appreciation Rights. A SAR is an incentive award that permits the holder to receive (per share covered thereby) the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the fair market value of such share on the date the SAR was granted. The Compensation Committee may grant SARs independently or in tandem (such that the exercise of the SAR or related stock option will result in forfeiture of the right to exercise the related stock option or SAR for an equivalent number of shares) with a stock option award. The Compensation Committee is authorized under the Incentive Plan to determine the times of exercise of granted SARs and their times of expiration, which may not exceed 10 years. As of June 30, 1997, the Company had granted no SARs.

  1996 Employee Stock Purchase Plan


     The Company currently has reserved for issuance an aggregate of 70,000 shares of Common Stock under the SeaMED Corporation 1996 Employee Stock Purchase Plan (the "Purchase Plan") (discussed in more detail in Proposal 4), of which 41,515 have been issued. The Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended, and permits eligible employees of the Company (unless otherwise waived by the Board of the Directors, except employees whose customary employment is less than 20 hours per week and employees whose customary employment is for not more than five months in any calendar year) to purchase Common Stock through payroll deductions of up to 10% of their compensation, provided that no employee may purchase Common Stock worth more than $25,000 in any calendar year. The Purchase Plan will be implemented with 10 consecutive purchase periods. The first such purchase period commenced on November 19, 1996, the date that the Common Stock began to trade on the Nasdaq Stock Market, and ended on June 30, 1997. The second period commenced on July 1, 1997 and will end on December 31, 1997. The third period shall commence on January 1, 1998 and end on May 31, 1998. Thereafter, purchase periods shall commence on each subsequent June 1 and December 1. The price of Common Stock purchased will be 85% of the lesser of the fair market value of the Common Stock on the first day of the purchase period and the fair market value of the Common Stock on the last day of the purchase period. The Purchase Plan will expire no later than November 30, 2001.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following report has been submitted by the Compensation Committee of the Board of Directors:


     The Company's executive compensation is determined by the Compensation Committee, which is comprised of three non-employee members of the Board of Directors. Messrs. Asen, Clearman and Martin are members of the Compensation Committee. The philosophy of the Company's executive compensation program is that compensation of executive officers should be directly and materially linked to both the operating performance of the Company and to the interests of Shareholders. In implementing this philosophy, the Company's policies integrate annual base compensation with incentive awards based upon the Company's overall performance. Annual cash compensation, together with incentive compensation and grants of stock options, is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long term success of the Company.



     With respect to compensation for Mr. Berg, the Company's CEO, the Board of Directors approved in early 1995 an arrangement intended to provide Mr. Berg with the opportunity to own approximately five percent (5%) of the Company's outstanding shares. The arrangement included granting a series of options totaling 70,000 shares of Common Stock that vest over seven years in which the exercise price ranged from then fair market value to four times then fair market value. In addition, the Compensation Committee offered to allow Mr. Berg to purchase 30,000 shares at then fair market value using the proceeds of a loan from the Company that matures in 2000. Mr. Berg accepted the proposal. The Compensation Committee believes that these arrangements provide assurance that Mr. Berg's personal financial interests and financial commitments are aligned with the interests of all shareholders.


     The compensation committee has increased Mr. Berg's annual cash compensation in recent years in recognition of the Company's continued improvements in overall performance, including substantial increases in revenues, profitability, customer contracts, number of employees and related measurements of growth. In addition, the compensation committee has authorized cash bonuses for Mr. Berg in recognition of Mr. Berg's achievements and leadership of the Company.


     With respect to Mr. Berg and other executive officers, the compensation committee evaluates their compensation based on total compensation, including base salary, incentive bonus and stock option grants. The compensation committee has not used compensation consultants but has relied on compensation surveys in comparable industries and publicly available information for other public companies of comparable size in the Pacific Northwest. The Compensation Committee expects to place increasing emphasis on incentive compensation and to base salaries near the median for comparable companies.


     Members of the Compensation Committee.

                                          R. Scott Asen, Chairman
                                          Stephen J. Clearman
                                          Richard O. Martin

PERFORMANCE GRAPH


     The following graph compares the Company's cumulative total shareholder return since the Common Stock became publicly traded on November 19, 1996 with the Russell 2000 Index and an index of certain companies selected by the Company as comparative to the Company in that each is a contract manufacturer. The graph assumes that the value of the investment in the Company's Common Stock at its initial public offering price of $11.00 per share was $100.00 on November 19, 1996 and that each index was $100.00 on October 31, 1996.


                   COMPARISON OF THE COMPANY'S COMMON STOCK,
                THE RUSSELL 2000 INDEX AND A PEER GROUP INDEX(1)

        MEASUREMENT PERIOD                SEAMED
      (FISCAL YEAR COVERED)             CORPORATION         PEER GROUP         RUSSELL 2000
11/19/96                                           100                 100                 100
12/96                                               99                  99                 107
3/97                                               145                  95                 101
6/97                                               184                 138                 118


---------------



(1) The companies selected to form the Company's industry peer group index are ACT Manufacturing, Benchmark Electronics, CMC Industries, DII Group, Inc., EFTC Corporation, Flextronics International, IEC Electronics, Jabil Circuit, Plexus Corp., SCI Systems, Sigmatron International, Selectron Corporation, XeTel Corporation, Altron Incorporated, Elexsys International and Sanmina Corporation. Total returns are based on market capitalization.

                                  PROPOSAL 2.

                    APPROVAL OF AMENDMENT AND RESTATEMENT OF
                           ARTICLES OF INCORPORATION
                      TO PROVIDE FOR A BOARD OF DIRECTORS
                    WITH STAGGERED TERMS OF THREE (3) YEARS


     The Company's current Articles of Incorporation provide for annual election of directors to the Board of Directors. The Board of Directors has recommended to the shareholders that the Articles of Incorporation be amended and restated to provide for a board of directors with staggered terms of three years. The Amended and Restated Articles of Incorporation recommended to the shareholders by the Board of Directors are attached as Appendix A, and the relevant amendment is Section 7.4, at page A-2 of Appendix A.


     The Act permits a Washington corporation to stagger its board of directors into three groups, with each group containing as near to one-third of the total number of directors as possible. Under the Act, upon the initial election of a staggered board of directors the terms of the directors in the first group ("Class I Directors") expire at the first annual shareholders meeting after their election, the terms of the second group ("Class II Directors") expire at the second annual shareholders meeting after their election, and the terms of the directors in the third group ("Class III Directors") expire at the third annual shareholders meeting after their election. The initial election of the staggered Board of Directors will occur at this Annual Meeting if the shareholders approve this Proposal. Beginning in 1998, and at each annual shareholders meeting thereafter, directors shall be chosen for a term of three
(3) years to succeed those whose terms expire. The number of directors on the Board of Directors is currently seven (7). The number of Class I Directors will be two (2), the number of Class II Directors will be two (2), and the number of Class III Directors will be three (3). Under the Company's Bylaws, the Board of Directors may consist of not less than one (1) nor more than nine (9) directors. The Board of Directors may fill any vacancy, including a vacancy resulting from an increase in the number of directors, but the director appointed to such vacancy must be elected at the next annual meeting to fill the balance of the term.

     The Board of Directors has recommended the adoption of a staggered board of directors because it believes that the Company will benefit from the continuity provided by the potential turnover of only a minority of directors each year. In addition, the Board of Directors believes that nominees for director will be more willing to devote time and energy to ensuring the Company's long-term success if they know that their tenures are three (3) years rather than one (1) year. Many other public companies maintain staggered boards of directors.

     Adoption of the proposal to stagger the terms of directors will make the removal of the Board of Directors and the Company's officers more difficult, even if such removal would be beneficial to shareholders generally. An additional effect of adopting the staggered Board of Directors is to afford the Board of Directors the ability to negotiate with a potential hostile suitor to ensure that shareholders receive fair value for their shares in the event of any unsolicited tender offer for the Company's shares. Directors may be removed from the Board of Directors by a vote of more than fifty percent (50%) of the outstanding shares of the Company at a duly called special meeting of the shareholders. Under the Company's current Articles of Incorporation, special meetings of the shareholders may be called only by the Board of Directors (the Board of Directors does not propose amending this provision of the Articles of Incorporation). If the proposal to stagger the terms of directors is adopted, a person attempting a hostile takeover would not be able to call a special meeting of the shareholders to remove directors and would have to elect its own nominees for director at two successive annual meetings of shareholders before it could assume control of the Board of Directors and elect its own slate of officers. If the proposal to stagger the terms of directors is not adopted, new directors could be elected at the next annual meeting of shareholders.


     The current Articles of Incorporation authorize the Board of Directors to issue 5,000,000 shares of Preferred Stock, no par value (the "Undesignated Preferred Stock"), in one or more classes or series, or both, and, without further approval of the shareholders, to fix dividend rights and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences and any other rights, preferences, privileges and restrictions applicable to each class or series of Undesignated Preferred Stock. The issuance of Undesignated Preferred Stock, pursuant to a Rights Plan (discussed below) or otherwise, could, among other things, adversely affect the voting power of the holders of Common Stock and, under certain circumstances, make it more difficult for a third party to gain control of the Company, discourage bids for Common Stock at a premium or otherwise adversely affect the market price of the Company Stock.



     The Board of Directors has authorized the development of a shareholder rights plan (the "Rights Plan"), pending resolution of certain issues delegated to officers of the Company. Under the contemplated Rights Plan, each record holder (other than the suitor) would receive a right, detachable from his shares of Common Stock, to purchase new shares of the Company's Preferred Stock with rights specified by, and at a price determined by a formula contained in, the Rights Plan. The effect of such purchases would be to dilute the ownership interest of a hostile suitor and to increase the ultimate expense of any hostile takeover of the Company.



     In addition to the Undesignated Preferred Stock and the Rights Plan, other impediments to a hostile takeover of the Company exist. The Company's Bylaws contain certain procedural requirements that could have the effect of delaying the ability of some shareholders to bring matters before a meeting of the shareholders or to nominate directors. The Act contains certain provisions that may have the effect of delaying a hostile takeover of the Company. The Board of Directors is not aware of any specific unsolicited tender offer or other control proposal.



     The Board of Directors believes that the foregoing protective devices, along with staggered terms of three years for directors as recommended in this Proposal, will afford it the ability to negotiate with a potential hostile suitor to ensure that shareholders receive fair value for their shares in the event of any unsolicited tender offer for the Company's shares. The Board of Directors believes that denying a hostile suitor immediate control of the Company, along with increasing the ultimate expense of any hostile takeover of the Company, will cause any potential suitor to bargain with the Board of Directors so that any offer for the Company's shares will reflect the long-term value of the Company.



     Adoption of the proposal could have an adverse impact on shareholders who may want to participate in a hostile tender offer. Adoption of the proposal could also have the effect of limiting shareholder participation in decisions regarding mergers or tender offers, whether or not such transactions are favored by incumbent management. Although the Board of Directors is not aware of any specific unsolicited tender offer or other control proposal, it recommends this proposal to the shareholders at this time so that it will have in place the ability to negotiate with a potential suitor in advance of any hostile offer.



     The Board of Directors also recommends amending and restating the Articles of Incorporation to delete provisions relating to the Company's Class A, Class B, Class C and Class D Preferred Stock, which automatically converted into Common Stock on closing of the Company's initial public offering of securities in November 1996. As a result, the Company's Articles of Incorporation currently contain extensive provisions authorizing Class A through Class D Preferred Stock even though no such stock can be issued. The Board of Directors believes that deleting all of the provisions dealing with Class A through Class D Preferred Stock will streamline and clarify the Company's Articles of Incorporation.



     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO PROVIDE FOR A BOARD OF DIRECTORS WITH STAGGERED TERMS OF THREE (3) YEARS AND TO DELETE PROVISIONS RELATING TO THE COMPANY'S CLASS A THROUGH CLASS D PREFERRED

STOCK.

                                  PROPOSAL 3.


              APPROVAL OF AMENDMENT OF THE 1995 SEAMED CORPORATION
                    EMPLOYEE STOCK OPTION AND INCENTIVE PLAN


     The Board of Directors requests that the shareholders approve the amendment of the 1995 SeaMED Corporation Employee Stock Option and Incentive Plan (the "Incentive Plan") to increase the number of shares available for grant under the Incentive Plan by 300,000 shares from the 200,000 shares currently available to 500,000 shares. This amendment will allow the Company to continue to offer stock options to key employees as a part of its overall compensation package. The Board believes that this Incentive Plan is essential to attract and retain the best available personnel for positions of substantial responsibility, to encourage ownership of the Common Stock by key employees, directors and consultants of the Company and to promote the Company's success.



     The Incentive Plan provides that the Committee (as defined below) of the Board of Directors charged with administering the Incentive Plan, on behalf of the Company, may grant stock options, stock appreciation rights or other stock based awards (individually or collectively, an "Award") to eligible employees, directors or consultants that are consistent with the provisions of the Incentive Plan. Common Stock purchased under the Incentive Plan will be purchased from the Company; therefore the Company will receive the purchase price paid for the Common Stock, if any.


     The Board, subject to approval by the shareholders of the increase of 300,000 shares available pursuant to the Incentive Plan, has reserved for issuance under the Incentive Plan a total of 500,000 shares of the Company's Common Stock, subject to adjustment in the event of a stock dividend, stock split or similar change in outstanding shares of Common Stock.


     The following description of certain features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan itself, which is included (as if this Proposal 3 passes) as Appendix B to this Proxy Statement.


GENERAL INFORMATION REGARDING THE INCENTIVE PLAN


     Purpose. The purpose of the Incentive Plan is to further the growth, development and financial success of the Company and its subsidiaries by aligning the personal interests of key employees, through the ownership of shares of Common Stock and through other incentives, with those of the Company's shareholders. The Incentive Plan is further intended to provide flexibility to the Company in its ability to compensate key employees and to motivate, attract and retain the services of such key employees who have the ability to enhance the value of the Company and its subsidiaries. In addition, the Incentive Plan provides for incentive awards to key employees of affiliates in those cases where the success of the Company or its subsidiaries may be enhanced by the award of incentives to such persons.


     Duration, Termination, and Modification of the Incentive Plan. The Incentive Plan terminates on October 26, 2005. No award may be granted under the Incentive Plan on or after the October 26, 2005 termination date.


     With the approval of the Board of Directors of the Company (the "Board"), the Committee may terminate the Incentive Plan or amend it from time to time. The Company shall obtain shareholder approval of any Incentive Plan amendment in such manner and to the extent necessary to comply with applicable SEC or stock exchange rules and the Internal Revenue Code of 1986, as amended (the "Code").


     Any amendment or termination of the Incentive Plan shall not affect options already granted and such options shall remain in full force and effect as if the Incentive Plan had not been amended or terminated, unless mutually agreed otherwise between the optionee and the Board, which agreement must be in writing and signed by the optionee and the Company.

  Administration of the Plan


     Procedure: The Plan is administered by a committee appointed by the Board (the "Committee") consisting of three or more members of the Board. All Board members are elected annually by the Company's shareholders. Any director may be removed upon the affirmative vote of a majority of the Shareholders entitled to vote for the removal of such director at a special meeting called for that purpose.



     Any grants of options to officers who are subject to Section 16 of the Exchange Act shall be made pursuant to the exemption provisions set forth in Rule 16b-3 promulgated under the Exchange Act.


     Powers of the Committee: Subject to the provisions of the Incentive Plan, the Committee has the authority, in its discretion: (i) to determine whether and to what extent options are granted under the Incentive Plan; (ii) to select employees to whom options may be granted under the Incentive Plan and to determine the terms and conditions of those options; (iii) to approve forms of Award Agreement for use under the Incentive Plan; and (iv) to make all other determinations deemed necessary or advisable for the administration of the Incentive Plan.

     Effect of Committee's Decision: All determinations and decisions made by the Committee pursuant to the provisions of the Incentive Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, its subsidiaries and affiliates, its shareholders, optionees, and their estates and beneficiaries.

EMPLOYEES WHO MAY PARTICIPATE IN THE PLAN

     Options may be granted under the Incentive Plan only to employees, directors and consultants of the Company or a subsidiary of the Company. Subject to the foregoing limitations, the Committee shall determine the specific employees, directors and consultants to whom options will be granted. The granting of options under the Incentive Plan is entirely at the discretion of the Committee and no employee, director or consultant has the right to receive an option under the Incentive Plan.


VESTING, OPTION PRICES, OTHER GENERAL INFORMATION



     Types of Stock Options. Each option shall be designated as either a nonqualified stock option or an incentive stock option.



     Size of Option Grants. There is no minimum number of nonqualified stock options or incentive stock options that may be granted to an employee, but grants must be made in whole shares. The size of incentive stock option grants are subject to the vesting limit of $100,000 per year imposed by the Code.


     Vesting. An option holder's right to exercise his or her stock option generally vests in increments over time. Vesting schedules are set by the Committee, and may vary among option holders.


     Option Prices. Nonqualified options may be granted for less than, equal to, or greater than market price, if the Committee so desires. Incentive stock options granted under the Incentive Plan must be at a price not less than the fair market value of the stock on the date of grant.


     Nonassignability of Options. An option holder may not assign his or her rights under his or her option, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder.

EXERCISING STOCK OPTIONS


     Shares to be Issued. Common Stock will be issued upon exercise of options granted under the Incentive Plan, as determined in each Award Agreement granted under the Incentive Plan. The number of shares of Common Stock that currently may be issued under the Incentive Plan shall not exceed 200,000 shares. The actual number of shares to be issued under the Incentive Plan shall be determined in the discretion of the Committee. A maximum of fifteen percent (15%) of the shares authorized under the Incentive Plan may be issued pursuant to awards that are not options or stock appreciation rights. The shares may consist, in whole or in part, of authorized and unissued shares, or of treasury shares. No fractional shares shall be issued under the Incentive Plan. The number of shares is subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding Common Stock.



     Manner of Exercising. An option holder desiring to exercise an option must notify the Company in writing of his or her intention to exercise an option for the number of shares specified in the notice and pay to the Company the full purchase price provided in the option. Payment of the purchase price may be by any method provided for in an optionee's Award Agreement, which may provide that payments may be made in cash, by check, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price, or under the cashless exercise procedures set forth in the Incentive Plan.



     Payment in shares is deemed to be the equivalent of payment in cash of the fair market value of the shares traded in. "Fair market value" is deemed to equal the closing sales price for the Common Stock (or the closing bid if no sales were reported) as reported on the Nasdaq National Market System for the day prior to the day of exercise.


     As provided in the Incentive Plan, for tax purposes, the Company is required to withhold from the optionee's compensation or collect from the optionee an amount for federal, state and local taxes resulting from the optionee's compensation income, if any, at the time of exercise. See "Tax Effects of Participating in the Incentive Plan" below. The Committee, in its discretion and subject to any limitations and rules that it may adopt, may permit an optionee to satisfy such withholding obligation by delivering shares of Common Stock already held by the optionee or by making an irrevocable election that a portion of the total value of the shares of Common Stock subject to the option be paid in the form of cash in lieu of issuance of Common Stock and that such cash payment be applied to the satisfaction of the withholding obligations.

     No Fees or Commissions. The Common Stock issuable under the Incentive Plan is issued by the Company and the Company imposes no fees, commissions, or other charges on the exercise of a stock option.


     Sale of Stock Acquired Through Option Exercise. Shares acquired through the exercise of stock options are not subject to any restrictions on resale. However, "affiliates" of the Company (generally, directors and corporate executive officers) are subject to the selling restrictions of SEC Rule 144.



TERMINATION OR EXPIRATION OF OPTIONS



     Under the Incentive Plan, unexercised options expire at the date specified in the Award Agreement. The Committee has broad discretion to determine the provisions of any Award Agreement to be used under the Incentive Plan, and different Award Agreements may have provisions which provide for longer or different exercise periods upon the happening of the relevant events. In any event, the term of each option shall be no more than ten (10) years from the date of grant. The Committee in its sole discretion shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate.


TAX EFFECTS OF PARTICIPATION IN THE PLAN

     The federal income tax consequences of an employee's participation in the Incentive Plan are complex and subject to change. The following discussion is only a summary of the general rules applicable to options. A taxpayer's particular situation may be such that some variation of the general rules would apply.


     Incentive Stock Options. If an option granted under the Incentive Plan is treated as an incentive stock option, the optionee will not recognize any income upon either the grant or the exercise of the option, and the Company will not be allowed a deduction for federal tax purposes. Upon a sale of the shares, the tax treatment to the optionee and the Company will depend primarily upon whether the optionee has met certain holding period requirements at the time he or she sells their shares. In addition, as discussed below, the exercise of an incentive stock option may subject the optionee to alternative minimum tax liability.



     If an optionee exercises an incentive stock option and does not dispose of the shares received within two years after the date of the grant of such option or within one year after transfer of the shares to him or her, any gain realized upon disposition will be characterized as long-term capital gain and, in such case, the Company will not be entitled to a federal tax deduction.


     If the optionee disposes of the shares either within two years after the date that the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the Shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price will be taxed as ordinary income to the optionee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, the Company may withhold income taxes from the optionee's compensation with respect to the ordinary income realized by the optionee as a result of the disqualifying disposition.



     The exercise of an incentive stock option may subject an optionee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the purchase price of the shares is included in income for purposes of the alternative minimum tax. Consequently, an optionee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.



     In general, there will be no federal tax consequences to the Company upon the grant, exercise, or termination of an incentive stock option. However, in the event an optionee sells or disposes of stock received upon the exercise of an incentive stock option in a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the optionee upon disposition of the shares.



     Nonqualified Stock Options. Nonqualified stock options granted under the Incentive Plan do not qualify as "incentive stock options" and will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the optionee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the option price. The income realized by the optionee will be subject to income tax withholding by the Company out of the current earnings paid to the optionee. If such earnings are insufficient to pay the tax, the optionee will be required to make a direct payment to the Company for the tax liability.



     Upon a disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the optionee's basis in the shares will be treated as a capital gain or loss and will be characterized as long-term capital gain or loss if the shares have been held for more than one year at the date of their disposition. The optionee's basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option.



     In general, there will be no federal tax consequences to the Company upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that an optionee is required to recognize as a result of the exercise.



     Incentive Stock Options Deemed to be Nonqualified Stock Options. Options designated as incentive stock options may be deemed to be nonqualified stock options if the aggregate market value of shares (determined as of the date of grant of the incentive stock option) covered by incentive stock options that become exercisable in a particular calendar year exceeds $100,000 (taking into account all plans of the Company). For purposes of determining which options are deemed to be nonqualified stock options, such options shall be taken into account in the order in which they were granted.



     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF AMENDMENT OF THE INCENTIVE PLAN TO INCREASE THE NUMBER OF

SHARES AVAILABLE FOR GRANT UNDER THE INCENTIVE PLAN BY 300,000 SHARES FROM THE 200,000 CURRENTLY AVAILABLE TO 500,000 SHARES.



                                  PROPOSAL 4.


                            APPROVAL OF AMENDMENT OF
                             THE SEAMED CORPORATION
                       1996 EMPLOYEE STOCK PURCHASE PLAN


     The Board of Directors requests that the shareholders approve the amendment of the 1996 SeaMED Corporation Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares available for purchase under the Purchase Plan by 100,000 shares from the 70,000 shares currently available to 170,000 shares. This amendment will allow the Company to continue to offer tax-favorable discounted Common Stock to key employees as a part of its overall compensation package. The Board believes that this Purchase Plan is essential to attract and retain the best available personnel for positions of substantial responsibility, to encourage ownership of the Common Stock by key employees, directors and consultants of the Company and to promote the Company's success.


     The Purchase Plan provides that the Board of Directors administer the Purchase Plan on behalf of the Company to permit eligible employees to purchase tax-favorable discounted Common Stock consistent with the provisions of the Purchase Plan. Common Stock purchased under the Purchase Plan will be purchased from the Company; therefore the Company will receive the purchase price paid for the Common Stock.

     The Board, subject to approval by the shareholders of the increase of 100,000 shares available pursuant to the Purchase Plan, has reserved for issuance under the Purchase Plan a total of 170,000 shares of the Company's Common Stock, subject to adjustment in the event of a stock dividend, stock split or similar change in outstanding shares of Common Stock.


     The following description of certain features of the Purchase Plan is qualified in its entirety by reference to the Purchase Plan itself, which is included (as if this Proposal 4 passes) as Appendix C to this Proxy Statement.


GENERAL INFORMATION REGARDING THE PURCHASE PLAN


     Purpose. The purpose of the Purchase Plan is to provide eligible employees who wish to become shareholders in the Company a convenient method of doing so. The Company believes that employee participation in the ownership of the Company is of benefit to both the employees and the Company. It is the intention of the Company to have the Purchase Plan qualify as an "employee stock purchase plan" under Section 423 of the Code.


     Duration, Termination, and Modification of the Purchase Plan. The Purchase Plan expires at the earliest of the following:

          (1) November 30, 2001;

          (2) the Company's filing of a Statement of Intent to Dissolve or upon a merger or consolidation wherein the Company is not the surviving corporation, which merger or consolidation is not between or among corporations related to the Company;

          (3) the purchase of all shares reserved under this Purchase Plan; or

          (4) the decision of the Board of Directors of the Company to terminate the Purchase Plan.


     The Board of Directors may modify, amend, or terminate the Purchase Plan at any time without notice, provided that no employee's existing rights under any offering that is in progress may be adversely affected thereby. However, no such amendment or modification may increase the number of common shares to be optioned under the Purchase Plan, unless the shareholders of the Company approve such amendment.

     Purchase Plan Administration. The Purchase Plan is administered by the Board of Directors in conjunction with the performance of their duties in overseeing the management of the Company's affairs. The Board of Directors may engage a qualified brokerage firm to assist in the administration of the Purchase Plan and may delegate its administrative duties to a committee of the Board of Directors. The Board of Directors shall make, administer, and interpret such rules and regulations as it deems necessary to administer the Purchase Plan, and any determination, decision or action of the Board of Directors in connection with the construction, interpretation, administration or application of the Purchase Plan shall be final and binding. Any or all of the administrative duties of the Board of Directors may be delegated to a committee of the Board of Directors. Any director may be removed upon the affirmative vote of a majority of the shareholders entitled to vote for the removal of such director at a special meeting called for that purpose.


EMPLOYEES WHO MAY PARTICIPATE IN THE PURCHASE PLAN


     Any employee of the Company or any of its subsidiaries is eligible to participate in the Purchase Plan if he or she is employed by the Company as of the commencement date of an offering, except: (a) employees whose customary employment is less than 20 hours per week; (b) employees whose customary employment is for not more than five months in any calendar year, and (c) independent contractors, individuals employed through contract employment agencies or companies, interns, or any other temporary type worker. With respect to any employee subject to Section 16(b) of the Exchange Act, the Company may impose such conditions on the grant or exercise of any rights hereunder necessary to satisfy the requirements of such statute or applicable regulations.


PURCHASE OF SECURITIES PURSUANT TO THE PURCHASE PLAN AND PAYMENT FOR SECURITIES OFFERED


     There will be one initial offering of more than six months, a second offering of six (6) months, a third offering of five (5) months and seven (7) subsequent separate consecutive six-month offerings pursuant to the Purchase Plan. The first offering commenced on November 19, 1996 and ended on June 30, 1997. The second offering commenced on July 1, 1997 and will end on December 31, 1997. The third offering shall commence on January 1, 1998 and end on May 31, 1998. Thereafter, offerings shall commence on each subsequent June 1 and December 1, and the final offering under this Purchase Plan shall commence on June 1, 2001 and terminate on November 30, 2001. In order to become eligible to purchase shares, an employee must sign an Enrollment Agreement (the "Enrollment Agreement"), and any other necessary papers on or before the commencement date (June 1 or December 1) of the particular offering in which he wishes to participate. Participation in one offering under the Purchase Plan shall neither limit, nor require, participation in any other offering.



     Participation Election Period. In order to become eligible to purchase shares, an employee must sign a payroll deduction authorization and any other necessary papers on or before the commencement date (June 1 or December 1) of the particular offering in which the employee wishes to participate. Participation in one offering under the Purchase Plan shall neither limit, nor require, participation in any other offering.


     Shares to be Issued. The shares to be sold to participants under the Purchase Plan will be common stock of the Company with no par value. The number of shares that currently may be issued under the Purchase Plan shall not exceed 70,000. Out of the approved shares, the actual number of shares to be issued under the Purchase Plan shall be determined in the discretion of the Board of Directors.


     Payment Method. At the time a participant files his or her authorization for a payroll deduction, the participant shall elect to have deductions made from his or her pay on each payday during the time the participant is a participant in an offering at a percentage of the participant's base pay as may be set from time to time by the Board of Directors; provided such percentage shall not exceed 10%.


     An employee may pay for shares to be purchased pursuant to the Purchase Plan only with money that has been deducted from such employee's paycheck pursuant to a payroll deduction authorization signed by the employee. Funds so deducted constitute that employee's "account," and while the funds allocated to an employee's account shall remain the property of the employee at all times, they may be commingled with the general funds of the Company.

     On the offering date (i.e., the commencement date of an offering if such date is a regular business day, or the first regular business day following such commencement date), this Purchase Plan shall be deemed to have granted to the participant an option for as many full shares as he will be able to purchase with the payroll deductions credited to his account during his participation in that offering. Notwithstanding the foregoing, no participant may purchase stock the fair market value of which exceeds $25,000 during any calendar year.

     If it appears on the date an offering commences that the number of shares remaining reserved under the Purchase Plan is less than the number of options granted, then the Company shall allocate the remaining shares pro rata to participating employees. Payroll deductions will be reduced accordingly, and participating employees will be notified in writing of such reduction.

     Purchase Price. The purchase price per share shall be the lesser of (1) 85% of the fair market value of the shares on the offering date; or (2) 85% of the fair market value of the shares on the last business day of the offering. Fair market value shall mean the closing bid price as reported on the Nasdaq Stock Market or, if the Common Stock is traded on a stock exchange, the closing price for the stock on the principal such exchange.

     Purchase Date. Each employee who continues to be a participant in an offering on the last business day of that offering shall be deemed to have exercised such employee's option on such date and shall be deemed to have purchased from the Company such number of full shares as the employee's accumulated payroll deductions on such date will pay for at the option price.

     An employee's option to purchase shares may also become exercisable in the event of the filing of a Statement of Intent to Dissolve by the Company or a merger or consolidation wherein the Company is not to be the surviving corporation. Prior to the occurrence of either of the above events, on such date as the Company may determine, the Company may permit a participating employee to exercise the option to purchase shares for as many full shares as the balance in such employee's account will allow at the option price. Any amount in the employee's account that is not used to purchase shares will be refunded to the employee.

     At the termination of each offering the Company shall automatically re-enroll a participating employee in the next offering, and any balance in the employee's account will be used for option exercises in the new offering, unless the employee has advised the Company otherwise. No interest will be paid or allowed on any money in the participant's account.

     Termination of Employment. Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the balance in each employee's account shall be paid to the employee or such employee's estate.

     Limitations on Purchases. No employee shall be permitted to subscribe for any shares under the Purchase Plan if such employee, immediately after such subscription, owns shares (including all shares which may be purchased under outstanding subscriptions under the Purchase Plan) that account for 5% or more of the total combined voting power or value of all classes of stock of the Company or of its subsidiary corporations. In addition, each employee's purchases under the Purchase Plan in any calendar year are limited to shares having an aggregate fair market value of $25,000.

     Rights to purchase securities under any offering of the Purchase Plan shall expire as of the earliest of the following dates: (1) an employee's termination of employment; (2) the last day of the particular offering; (3) the date of filing of a Statement of Intent to Dissolve by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation; (4) the date as of which all shares reserved under the Purchase Plan have been purchased; or (5) the date an employee rescinds the employee's payroll deduction authorization.

     Fees, Commissions, or Charges. Shares of Common Stock are to be purchased from the Company and no additional fees, commissions or other charges will be incurred by the employee.

RESALE RESTRICTIONS


     The Purchase Plan is intended to provide shares for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his own affairs. An employee, therefore, may sell their shares purchased under the Purchase Plan at any time he or she chooses, subject to compliance with any applicable federal or state securities laws.


WITHDRAWAL FROM THE PURCHASE PLAN -- ASSIGNMENT OF INTEREST

     An employee may withdraw from an offering, in whole but not in part, at any time prior to the last business day of that offering by delivering a Withdrawal Notice to the Company, in which event the Company will refund the entire balance of the employee's account as soon as practicable thereafter. An employee who has withdrawn from an offering may not participate again in the offering from which the employee withdrew; however, the employee may participate in subsequent offerings by completing a new payroll deduction authorization and any other necessary papers.

     No employee shall be permitted to sell, assign, hypothecate, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to such employee's account or any rights with regard to the exercise of an option or to receive shares under the Purchase Plan, other than by will or the laws of descent and distribution. Any attempted sale, assignment, hypothecation, transfer, pledge or other disposition or encumbrance by an employee will be treated as a withdrawal from the offering.

TAX CONSEQUENCES OF PARTICIPATION IN THE PURCHASE PLAN


     The Purchase Plan is not qualified under Section 401(a) of the Code. The Purchase Plan is intended to qualify as an "employee stock purchase plan" under
Section 423 of the Code. The tax consequences to employees and to the Company of the Purchase Plan are discussed below.


     In order to qualify for favorable tax treatment an employee eligible under the Purchase Plan must, at all times during the period beginning with the date of grant and ending on the day three (3) months before the option is exercised, be an employee of the Company or its subsidiaries. If the employment condition is met, no tax liability results on the grant or exercise of an option under the Purchase Plan. The employee becomes liable for the tax on disposition of the stock.

     The required holding period for favorable tax treatment upon disposition of the stock is the later of (i) two years after the option is granted, or (ii) one year after the stock is acquired. When stock is disposed of after this period, the employee realizes ordinary income to the extent of the lesser of (1) the amount by which the fair market value of the stock at the time the option was granted exceeded the option price (i.e., 15% of the fair market value) or (2) the amount by which the fair market value of the stock at the time of disposition exceeded the option price. Any further gain is taxed at capital gain rates. If the sale price is less than the option price, there is no ordinary income and the employee has a long-term capital loss for the difference.

     When an employee sells the stock before the expiration of the required holding period, the employee recognizes ordinary income to the extent of the difference between the option price and the fair market value of the stock at the date the option was exercised regardless of the price at which the stock is sold. Thus, if the stock is sold for a price greater than the fair market value of the stock at the date the option was exercised, the tax effect is the same as described in the preceding paragraph. However, if the sale price is less than the fair market value of the stock at the date of exercise, the employee will also have a capital loss equal to such difference.

     Should an employee die while owning stock acquired under the Purchase Plan, ordinary income must be reported on the employee's final return. This amount will be the same as if the stock had been held for the requisite period as above discussed; that is, it will be the lesser of (1) the amount by which the fair market value of the stock at the time the option was granted exceeded the price paid (i.e., 15% of the fair market value), or (2) the amount by which the fair market value of the stock at the time of the employee's death exceeded the option price.

     Even though an employee who waits the required holding period treats part of his or her gain on the disposition of stock as ordinary income, the Company may not take a business deduction for such amount. However, where an employee disposes of stock before the end of the required holding period, the amount of income which the employee must report as ordinary income qualifies as a Company business deduction for the year of early disposition.



     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF AMENDMENT OF THE PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR PURCHASE UNDER THE PURCHASE PLAN BY 100,000 SHARES FROM THE 70,000 CURRENTLY AVAILABLE TO 170,000 SHARES.



                                  PROPOSAL 5.



                APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS



     The Board of Directors recommends a vote for approval of the appointment of Ernst & Young LLP as the independent auditors of the Company to audit the books and accounts for the Company for fiscal year 1998. During fiscal year 1997, Ernst & Young LLP examined the financial statements of the Company. It is expected that representatives of Ernst & Young LLP will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.


                                 OTHER BUSINESS

     The Board of Directors of the Company is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration of the meeting. Nevertheless, if other matters should properly come before the Annual Meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

                               VOTING PROCEDURES


     Votes at the Annual Meeting of Shareholders are counted by Inspectors of Election appointed by the Board of Directors. If a quorum is present, the nominees for director receiving the greatest number of votes cast at the Annual Meeting in person or by proxy shall be elected. All other matters proposed to be considered at the Annual Meeting, except Proposal 2, require for approval that the votes cast favoring the action exceed the votes cast opposing the action. For Proposal 2 to pass, holders of fifty percent (50%) or more of the outstanding Common Stock must vote in favor of it. Abstentions by those present at the meeting are tabulated separately from affirmative and negative votes and do not constitute votes either in favor of or opposed to an action. If a shareholder returns his proxy card and withholds authority to vote for any or all of the nominees, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes in favor of such nominee or nominees. Shares in the name of brokers that are not voted are treated as not present.

        SUBMISSION OF SHAREHOLDERS' PROPOSALS AND ADDITIONAL INFORMATION

     Proposals of shareholders intended to be eligible for inclusion in the Company's proxy statement and proxy card relating to the 1998 annual meeting of shareholders of the Company must be received by the Company on or before the close of business May 29, 1998. Such proposals should be submitted by certified mail, return receipt requested.

     The Company's Bylaws provide that a shareholder wishing to present a nomination for election of a director or to bring any other matter before an annual meeting of shareholders must give written notice to the Company's Secretary not less than 120 calendar days in advance of the one-year anniversary of the release date of the Company's annual meeting proxy statement for the previous year, unless the upcoming annual meeting date will be more than 30 calendar days different from the previous year's annual meeting date (in which case the shareholder must notify the Company of the nomination or matter within a reasonable time before release of the proxy statement). Any shareholder interested in making such a nomination or proposal should request a copy of the Bylaws provisions from the Chief Financial Officer of the Company.

                      AVAILABILITY OF REPORTS ON FORM 10-K

     The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 1997, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to the Chief Financial Officer, SeaMED Corporation, 14500 Northeast 87th Street, Redmond, Washington 98052.

                                 OTHER MATTERS


     The Company will bear the costs of soliciting proxies from its shareholders. In addition to the use of the mails, proxies will be solicited by ChaseMellon Shareholder Services LLC (the "Proxy Agent") pursuant to an agreement with the Company. The Proxy Agent will provide consultation pertaining to the planning and organization of the solicitation, identification of and coordination with important intermediaries in the solicitation process, dissemination of all proxy materials, and solicitation and collection of proxies using pre-established calling and reporting procedures. The anticipated cost of the proxy solicitation service is $4500 plus expenses. Depending on the progress of the solicitation, the Company may request additional services from the Proxy Agent based on a per service rate schedule. In addition, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.



     The directors know of no other matters which are likely to be brought before the Annual Meeting, but if any such matters property come before the meeting the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their best judgment.


                                          By Order of the Board of Directors

                                          LOGO
                                          Mark R. Beatty
                                          Secretary

September 26, 1997

     IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A
                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                               SEAMED CORPORATION

                                   ARTICLE 1.

                                      NAME

     The name of the corporation is SeaMED Corporation.

                                   ARTICLE 2.

                                    DURATION

     This corporation has perpetual existence.

                                   ARTICLE 3.

                                    PURPOSE

     This corporation is organized for the purposes of transacting any and all lawful business for which a corporation may be incorporated under Title 23B of the Revised Code of Washington, as amended.

                                   ARTICLE 4.

                          REGISTERED OFFICE AND AGENT

     The address of the registered office of the corporation is 5000 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7078, and the name of the registered agent at such address is PTSGE Corp.

                                   ARTICLE 5.

                                 CAPITAL STOCK


     The total number of shares of stock that the corporation shall have the authority to issue is Fifteen Million (15,000,000) as follows:



     5.1 Ten Million (10,000,000) shares, which shares shall be of one class and shall be designated Common Stock, no par value per share. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.


     5.2 Five Million (5,000,000) shares of Preferred Stock, no par value per share.

     The Board of Directors shall have the full authority permitted by law to divide the authorized and unissued shares of Preferred Stock into classes or series, or both, and to provide for the issuance of such shares in an aggregate amount not exceeding in the aggregate the number of shares of Preferred Stock authorized by these Articles of Incorporation, as amended from time to time; and to determine with respect to each such class and/or series the voting powers, if any (which voting powers, if granted, may be full or limited), designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions relating thereto, including without limiting the generality of the foregoing, the voting rights relating to shares of Preferred Stock of any class and/or series (which may be one or more votes per share or a fraction of a vote per share, which may vary over time and which may be applicable generally or only upon the happening and continuance of stated events or conditions), the rate of dividend to which holders of Preferred Stock of any class and/or series may be entitled (which may be cumulative or noncumulative), the rights of holders of Preferred Stock of any class and/or series in the event of liquidation, dissolution or winding up of the affairs of the corporation, the rights, if any, of holders of Preferred Stock of any class and/or series to convert or exchange such shares of Preferred Stock of such class and/or series for shares of any other class or series of capital stock or for any other securities, property or assets of the corporation or any subsidiary (including the determination of the price or prices or the rate or rates applicable to such rights to convert or exchange and the adjustment thereof, the time or times during which the right to convert or exchange shall be applicable and the time or times during which a particular price or rate shall be applicable), whether or not the shares of that class and/or series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and whether any shares of that class and/or series shall be redeemed pursuant to a retirement or sinking fund or otherwise and the terms and conditions of such obligation.

     Before the corporation shall issue any shares of Preferred Stock of any class and/or series, articles of amendment in a form meeting the requirements of the Washington Business Corporation Act, as amended from time to time (the "Act"), setting forth the terms of the class and/or series and fixing the voting powers, designations, preferences, the relative, participating, optional or other special rights, if any, and the qualifications, limitations and restrictions, if any, relating to the shares of Preferred Stock of such class and/or series, and the number of shares of Preferred Stock of such class and/or series authorized by the Board of Directors to be issued shall be filed with the Secretary of State of the State of Washington in the manner prescribed by the Act, and shall become effective without any shareholder action. The Board of Directors is further authorized to increase or decrease (but not below the number of such shares of such series then outstanding) the number of shares of any class or series subsequent to the issuance of shares of that class or series.

                                   ARTICLE 6.

                               PREEMPTIVE RIGHTS

     Shareholders of this corporation have no preemptive rights to acquire additional shares of stock or securities convertible into shares of stock issued by the corporation.

                                   ARTICLE 7.

                                   DIRECTORS

     7.1 Number of Directors. The number of directors of this corporation shall be fixed in the manner specified by the bylaws of this corporation. The first director of the corporation is one (1) in number and his name and address is:
                                 W. Robert Berg
                          14500 Northwest 87th Street
                           Redmond, Washington 98052

The first director shall serve until the first annual meeting of the shareholders and until his successors are elected and qualified.

     7.2 Removal. Any director or the entire Board of Directors may be removed from office at any time, at a duly called special meeting of shareholders, by the affirmative vote of shareholders which satisfies the requirements of Article 11 applicable to amendment, modification, or repeal of these Articles.

     7.3 Vacancies. Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by a majority of the directors then in office, though less than a quorum, by the sole remaining director or by action of the shareholders. All directors elected to fill vacancies shall hold office for a term expiring at the next annual meeting of shareholders, but shall continue to serve despite the expiration of the director's term until his or her successor shall have been elected and qualified or until there is a decrease in the number of directors. No decrease in the number of directors constituting the Board of Directors shall shorten or eliminate the term of any incumbent director.

     7.4 Classification of Directors. The directors shall be divided into three classes, with each class to be as nearly equal in number as possible. The term of office of directors of the first class shall expire at the first annual meeting of shareholders after their election. The term of office of the directors of the second class shall expire at the second annual meeting after their election. The term of office of directors of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, a number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting.

                                   ARTICLE 8.

                               CUMULATIVE VOTING

     Shareholders of this corporation shall not have the right to cumulate votes in the election of directors.

                                   ARTICLE 9.

                        LIMITATION OF DIRECTOR LIABILITY

     A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except for:

          (a) Acts or omissions involving intentional misconduct by the director or a knowing violation of law by the director;

          (b) Conduct violating RCW 23B.08.310 (which involves certain distributions by the corporation);

          (c) Any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled.

     If the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

                                  ARTICLE 10.

                          INDEMNIFICATION OF DIRECTORS

     10.1 Indemnification. The corporation shall indemnify its directors to the full extent permitted by the Washington Business Corporation Act now or hereafter in force. However, such indemnity shall not apply on account of:

          (a) Acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law;

          (b) Conduct of the director finally adjudged to be in violation of RCW 23B.08.310; or

          (c) Any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property, or services to which the director was not legally entitled.

The corporation shall advance expenses for such persons pursuant to the terms set forth in the Bylaws, or in a separate directors' resolution or contract.

     10.2 Authorization. The Board of Directors may take such action as is necessary to carry out these indemnification and expense advancement provisions. It is expressly empowered to adopt, approve, and amend from time to time such Bylaws, resolutions, contracts, or further indemnification and expense advancement arrangements as may be permitted by law, implementing these provisions. Such Bylaws, resolutions, contracts or further arrangements shall include but not be limited to implementing the manner in which determinations as to any indemnity or advancement of expenses shall be made.

     10.3 Amendment. No amendment or repeal of this Article shall apply to or have any effect on any right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

                                  ARTICLE 11.

                                 MISCELLANEOUS

     11.1 Repeal of and Amendment to Articles of Incorporation. Unless otherwise provided herein, the provisions of these Articles of Incorporation may be repealed or amended upon the affirmative vote of the holders of not less than a majority of the outstanding shares of capital stock of the corporation. The provisions set forth in Section 7.1 of Article 7, Article 9, Article 10 and this sentence of Section 11.1 of Article 11 herein may not be repealed or amended in any respect unless such action is approved by the affirmative vote of the holders of not less than 66 2/3% of the outstanding shares of capital stock of the corporation.

     11.2 Repeal of and Amendment to Bylaws. In furtherance and not in limitation of the powers conferred by the Washington Business Corporation Act, the Board of Directors is expressly authorized to make, adopt, repeal, alter, amend, and rescind the Bylaws of the corporation by a resolution adopted by a majority of the directors. The shareholders shall also have the power to adopt, amend or repeal the Bylaws of the corporation as set forth therein.

     11.3 Special Meetings of Shareholders. Special meetings of the shareholders of the corporation for any purpose may be called at any time by the Board of Directors or an authorized committee of the Board of Directors, but such special meetings may not be called by any other person or persons.

                                  ARTICLE 12.

                                  INCORPORATOR

     The name and address of the incorporator is:

              Robert Vallelunga           5000 Columbia Center
                                          701 Fifth Avenue
                                          Seattle, WA 98104-7078

     The undersigned incorporator has signed these Articles of Incorporation as duplicate signed originals on October 1, 1996.

                                                  /s/ ROBERT VALLELUNGA
                                          --------------------------------------
                                                    Robert Vallelunga
                                                       Incorporator

                                                                      APPENDIX B

                            1995 SEAMED CORPORATION

                    EMPLOYEE STOCK OPTION AND INCENTIVE PLAN

                                   ARTICLE 1.

                              PURPOSE AND DURATION

     1.1 Purpose. The purpose of the 1995 SeaMED Corporation Employee Stock Option and Incentive Plan (the "Plan") is to further the growth, development and financial success of SeaMED Corporation (the "Company") and its Subsidiaries by aligning the personal interests of key employees, through the ownership of shares of the Company's Common Stock and through other incentives, to those of the Company's shareholders. The Plan is further intended to provide flexibility to the Company in its ability to compensate key employees and to motivate, attract and retain the services of such key employees who have the ability to enhance the value of the Company and its Subsidiaries. In addition, the Plan provides for incentive awards to key employees of Affiliates in those cases where the success of the Company or its Subsidiaries may be enhanced by the award of incentives to such persons.

     The Plan permits the granting of Stock Options, Stock Appreciation Rights and Other Stock Based Awards.

     1.2 Duration. Subject to ratification by an affirmative vote of a majority of the Shares present and entitled to vote at any meeting of shareholders of the Company, the Plan, if so approved, shall be deemed effective with the approval of the Board of Directors of the Company on October 26, 1995 (the "Effective Date"), and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 9 herein and the availability of Shares subject to the Plan, until October 26, 2005 (the "Termination Date"). No Award may be granted under the Plan on or after the Termination Date, but Awards made prior to the Termination Date may be exercised, vested or otherwise effectuated beyond that date unless otherwise limited.

                                   ARTICLE 2.

                                  DEFINITIONS

     2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

     "Affiliate" means any corporation (other than a Subsidiary), partnership, association, joint venture or other entity in which the Company or any Subsidiary participates directly or indirectly in the decisions regarding the management thereof or the production or marketing of products or services.

     "Award" means, individually or collectively, a grant under this Plan of Stock Options, Stock Appreciation Rights or Other Stock Based Awards.

     "Award Agreement" means the document which evidences an Award and which sets forth the terms, conditions and limitations relating to such Award.

     "Board" or "Board of Directors" means the Board of Directors of the Company.

     "Change in Control" means (a) a merger or consolidation wherein the Company is not the surviving corporation, which merger or consolidation is not between or among the Company and any Affiliates or Subsidiaries, (b) a tender offer or takeover bid for the Shares (other than a tender offer by the Company) subject to the Exchange Act and the rules promulgated thereunder, (c) a sale of substantially all the assets of the Company, and (d) the dissolution of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor Code thereto.

     "Committee" means the group of three or more individuals administering the Plan, which shall be the Compensation Committee of the Board (or such members of the Compensation Committee, including at least two (2) Directors, who qualify as both "disinterested persons" within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule thereto and "outside directors" under Section 162 of the Code) or any other committee of the Board, consisting of at least two (2) Directors and others, all of whom are "disinterested persons," and "outside directors" and performing similar functions as appointed from time to time by the Board and constituted so as to permit the Plan to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto and Section 162 of the Code.

     "Company" means SeaMED Corporation, a Delaware corporation.

     "Consultant" means an individual who performs services for the Company, a Subsidiary or any Affiliate as an independent contractor.

     "Director" means a member of the Board of Directors of Company.

     "Director Option" means a Nonqualified Stock Option granted to a Director, as further described at Section 6.4.

     "Effective Date" means October 26, 1995.

     "Eligible Employee" means any executive, managerial, professional, technical or administrative employee of the Company, any Subsidiary or any Affiliate who is expected to contribute to its success.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

     "Fair Market Value" means the fair market value of the Company's Shares, which shall be determined by the Board or, in the event that the Shares are listed on any national exchange, over-the-counter, or other stock trading market, then, as of any time, based upon the prevailing bid price of the Shares as of such time.

     "Incentive Stock Options" or "ISO" means a Stock Option granted pursuant to
Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

     "Nonqualified Stock Option" or "NQSO" means a Stock Option granted pursuant to Article 6 herein, which is not intended to be an Incentive Stock Option.

     "Other Stock Based Award" means an Award, granted pursuant to Article 6 herein, other than a Stock Option or SAR, that is paid with, valued in whole or in part by reference to, or is otherwise based on Shares.

     "Participant" means an Eligible Employee or Consultant selected by the Committee to receive an Award under the Plan, or a Director who receives Director Options under the Plan.

     "Plan" means the 1995 SeaMED Corporation Employee Stock Option and Incentive Plan.


     "Shares" means the issued or unissued shares of the common stock, no par value, of the Company, and, as to the number of Shares reserved hereunder, following amendment in 1997 refers to shares of common stock after taking into account the one-for-five reverse stock split of July 1996.


     "Stock Appreciation Right" or "SAR" means the grant, pursuant to Article 6 herein, of a right to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more Shares and the exercise price of such Shares under the terms of such Stock Appreciation Right.

     "Stock Option" means the grant, pursuant to Article 6 herein, of a right to purchase a specified number of Shares during a specified period at a designated price, which may be either an Incentive Stock Option or a Nonqualified Stock Option.

     "Subsidiary" means a corporation as defined in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

     "Termination Date" means the earlier of the date on which all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions, the date the Plan is terminated pursuant to Article 9, or October 26, 2005.

     "Withholding Event" means an event related to an Award which results in the Participant being subject to taxation at the federal, state, local or foreign level.

                                   ARTICLE 3.

                                 ADMINISTRATION

     3.1 Authority. The Plan shall be administered by the Committee which shall have full and exclusive power, except as limited by law or by the Articles of Incorporation or Bylaws of the Company, as amended, and subject to the provisions herein, to:

          (a) select Eligible Employees and Consultants to whom Awards are granted;

          (b) determine the size and types of Awards;

          (c) determine the terms and conditions of such Awards in a manner consistent with the Plan;

          (d) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, shares, or other Awards, or other property or canceled, forfeited or suspended;

          (e) construe and interpret the Plan and any agreement or instrument entered into under the Plan;

          (f) establish, amend or waive rules and regulations for the Plan's administration;

          (g) amend (subject to the provisions of Section 4.4 and Article 9 herein) the terms and conditions, other than price (which amendment may be made only by the Board of Directors of the Company pursuant to Article 9), of any outstanding Award to the extent such terms and conditions are within its discretion;

          (h) provide in the terms of the Award Agreements for acceleration of exercise or removal of restrictions on exercise in the event of a Change in Control of the Company; and

          (i) make all other determinations which may be necessary or advisable for the administration of the Plan.

     All Awards hereunder shall be made by the Committee.

     3.2 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries and Affiliates, its shareholders, Participants, and their estates and beneficiaries.

                                   ARTICLE 4.

                           SHARES SUBJECT TO THE PLAN

     4.1 Number of Shares. Subject to adjustment as provided in Section 4.4 herein, no more than 500,000 Shares may be issued under the Plan, of which a maximum of fifteen percent (15%) of such Shares may be issued pursuant to Other Stock Based Awards. These Shares may consist, in whole or in part, of authorized and unissued Shares, or of treasury Shares. No fractional Shares shall be issued under the Plan; provided, however, that cash may be paid in lieu of any fractional Shares in settlements of Awards under the Plan.

     For purposes of determining the number of Shares available for issuance under the Plan:

          (a) The grant of an Award shall reduce the authorized pool of Shares by the number of Shares subject to such Award while such Award is outstanding, except to the extent that such an Award is in tandem with another Award covering the same or fewer Shares.

          (b) Any Shares tendered by a Participant in payment of the price of a Stock Option or stock option exercised under any other Company plan shall be credited to the authorized pool of Shares.

          (c) To the extent that any Shares covered by SARs are not issued upon the exercise of such SAR, the authorized pool of Shares shall be credited for such number of Shares.

          (d) To the extent that an Award is settled in cash or any form other than in Shares, the authorized pool of Shares shall be credited with the appropriate number of Shares represented by such settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

          (e) If Shares are used to pay dividends and dividend equivalents in conjunction with outstanding Awards, an equivalent number of Shares shall be deducted from the Shares available for issuance.

     4.2 Lapsed Awards. If any Award granted under the Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under the Plan; except, however, to the extent that such Award was granted in tandem with another Award, any Shares issued pursuant to the exercise or settlement of such other Award shall not be credited back. In the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

     4.3 Effect of Acquisition. Any Awards granted by the Company in substitution for awards or rights issued by a company whose shares or assets are acquired by the Company or a Subsidiary shall not reduce the number of Shares available for grant under the Plan.

     4.4 Adjustments in Authorized Shares. Subject to specific provisions in any Award Agreement, in the event of any merger, reorganization, consolidation, recapitalization, separation, spin-off, liquidation, stock dividend, split-up, Share combination or other change in the corporate or capital structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number; and provided further that, with respect to Incentive Stock Options, except with Board approval and in compliance with Article 9, no adjustment shall be authorized by the Committee to the extent such adjustment would (i) cause the Plan to violate Section 422 of the Code, or (ii) constitute a "modification" within the meaning of Section 424(h)(3) of the Code, or any successor provision thereto, with the effect that such modification, if applied, would be considered the granting of a new option under Section 424(h)(1) of the Code, or any successor provision thereto.

     4.5 Committee Determination. In determining the number of Shares available for issuance under the Plan as contemplated by this Article 4, the Committee shall interpret and apply the provisions of this Article so as to permit the Plan to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto.

                                   ARTICLE 5.

                                 PARTICIPATION

     5.1 Selection of Participants. Subject to the provisions of the Plan, the Committee, from time to time, may select from all Eligible Employees and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Employee or Consultant shall have the right to receive an Award under the Plan, or, if selected to receive an Award, the right to continue to receive same. Further, no Participant shall have any rights, by reason of the grant of any award under the Plan to continued employment by the Company or any Subsidiary or Affiliate. There is no obligation for uniformity of treatment of Participants under the Plan.

     5.2 Award Agreement. All Awards granted under the Plan shall be evidenced by an Award Agreement that shall specify the terms, conditions, limitations and such other provisions applicable to the Award as the Committee shall determine.

                                   ARTICLE 6.

                                     AWARDS

     Except as otherwise provided for in Section 3.1 herein, Awards may be granted by the Committee to Eligible Employees, and Consultants in the case of Awards other than Incentive Stock Options, at any time, and from time to time as the Committee shall determine. The Committee shall have complete discretion in determining the number of Awards to grant (subject to the Share limitations set forth in Section 4.1 herein) and, consistent with the provisions of the Plan, the terms, conditions and limitations pertaining to such Awards.

     The Committee may provide that the Participant shall have the right to utilize Shares to pay all or any part of the purchase price of the exercise of any Stock Option or option to acquire Shares under any other incentive compensation plan of the Company, if permitted under such plan; provided, however, that the number of Shares, bearing restrictive legends, if any, which are used for such exercise, shall be subject to the same restrictions following such exercise.

     6.1 Stock Options. Stock Options may be granted at an exercise price established by the Compensation Committee, which, in the case of Incentive Stock Options, shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Stock Option is granted. In the case of Director Options granted pursuant to Section 6.4 herein, the exercise price shall be 100% of the Fair Market Value of a Share on the date the Director Option is granted.

     In the case of an Incentive Stock Option granted to an Eligible Employee who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and its Subsidiaries, the exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Incentive Stock Option is granted, and the Incentive Stock Option by its terms shall not be exercisable after the expiration of five (5) years from the date of grant.

     Except as provided in the preceding paragraph, a Stock Option may be exercised at such times as may be specified in an Award Agreement, in whole or in installments, which may be cumulative and shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date granted. Prior to the exercise of a Stock Option, the holder thereof shall not have any rights of a shareholder with respect to any of the Shares covered by the Stock Option.

     Stock Options shall be exercised by the delivery of a written notice of exercise to the Chief Financial Officer of the Company, or such other person as may be specified by the Committee, that sets forth the number of Shares with respect to which the Stock Option is to be exercised, accompanied by full payment of the total Stock Option price and any required withholding taxes. Payment shall be made either (a) in cash or its equivalent, (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total price of the Stock Option, or (c) by a combination of (a) and
(b). The Committee also may allow exercises to be made with the delivery of payment as permitted under Federal Reserve Board Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. The Committee may provide that the exercise of a Stock Option, by tendering previously acquired shares, will entitle the exercising Participant to receive another Stock Option covering the same number of shares tendered and with a price of no less than the Fair Market Value on the date of grant of such replacement Stock Option.

     6.2 Stock Appreciation Rights. SARs may be granted, at a price which shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted, either in tandem with a Stock Option, such that the exercise of the SAR or related Stock Option will result in a forfeiture of the right to exercise the related Stock Option for an equivalent number of shares, or independently of any Stock Option.

     An SAR may be exercised at such times as may be specified in an Award Agreement, in whole or in installments, which may be cumulative and shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable later than ten (10) years after the date granted.

     SARs shall be exercised by the delivery of a written notice of exercise to the Chief Financial Officer of the Company, or such other person as may be specified by the Committee, that sets forth the number of Shares with respect to which the SAR is to be exercised.

     6.3 Other Stock Based Awards. Other Stock Based Awards may be granted to such Eligible Employees, or Consultants where permitted by law, as the Committee may select, at any time and from time to time as the Committee shall determine. The Committee shall have complete discretion in determining the number of Shares subject to such Awards (subject to the Share limitations set forth in Section
4.1 herein), the consideration for such Awards and the terms, conditions and limitations pertaining to same including, without limitation, restrictions based upon the achievement of specific business objectives, tenure, and other measurements of individual or business performance, and/or restrictions under applicable federal or state securities laws, and conditions under which same will lapse. Such Awards may include the issuance of Shares in payment of amounts earned under other incentive compensation plans of the Company. The terms, restrictions and conditions of the Award need not be the same with respect to each Participant.

     The Committee, at its sole discretion, may direct the Company to issue Shares subject to such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

     6.4 Director Options. Nonqualified Stock Options may be granted at the discretion of the Board from time to time to each Director of the Company who is not an Eligible Employee or Consultant (a "Director Option"), subject to the following terms and conditions:

          (a) Each Director Option may be exercised any time after six (6) months from the date of its grant to ten (10) years from such date, at which time the Director Option shall lapse and be of no force and effect.

          (b) The exercise price of Director Options shall be one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

          (c) Director Options may be exercised only in whole.

                                   ARTICLE 7.

                       DIVIDENDS AND DIVIDEND EQUIVALENTS

     The Committee may provide that Awards earn dividends or dividend equivalents. Such dividend equivalents may be paid currently or may be credited to an account established by the Committee under the Plan in the name of the Participant. In addition, dividends or dividend equivalents paid on outstanding Awards or issued Shares may be credited to such account rather than paid currently. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or Share equivalents.

                                   ARTICLE 8.

                           DEFERRALS AND SETTLEMENTS

     Payment of Awards may be in the form of cash, Shares, other Awards, or in such combinations thereof as the Committee shall determine at the time of grant, and with such restrictions as it may impose. Payment may be made in a lump sum or in installments as prescribed by the Committee. The Committee may also require or permit Participants to elect to defer the issuance of Shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in Shares.

                                   ARTICLE 9.

                    AMENDMENT, MODIFICATION AND TERMINATION

     9.1 Amendment, Modification and Termination. The Committee may terminate, amend or modify the Plan at any time and from time to time, with the approval of the Board of Directors. The termination, amendment or modification of the Plan may be in response to changes in the Code, the Exchange Act, national securities exchange regulations or for other reasons deemed appropriate by the Committee. However, without the approval of the shareholders of the Company, no amendment or modification may:

          (a) Materially increase the total amount of Shares which may be issued under the Plan, except as provided in Sections 4.3 and 4.4 herein; or

          (b) Cause the Plan not to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto.

     9.2 Awards Previously Granted. No termination, amendment or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Any amendment which would change the exercise price of any outstanding Awards (other than pursuant to Section 4.4) must be approved by the Board of Directors.

                                  ARTICLE 10.

                                  WITHHOLDING

     10.1 Tax Withholding. The Company stall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount in cash or Shares having a Fair Market Value sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any Withholding Event which occurs because of a grant, exercise or payment made under or as a result of the Plan.

     10.2 Share Withholding. Upon a Withholding Event, the Committee may require one or more classes of Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value, on the date the tax is to be determined, equal to the amount of withholding (federal, FICA, state or local) which is required by law. Absent such a mandate, the Committee may allow a Participant to elect Share withholding for tax purposes subject to such terms and conditions as the Committee shall establish.

                                  ARTICLE 11.

                                TRANSFERABILITY

     No Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder. Further, all Awards granted to a Participant under the Plan shall be exercisable during the Participant's lifetime only by the Participant. Notwithstanding the foregoing, the designation of a beneficiary by a Participant does not constitute a transfer.

                                  ARTICLE 12.

                                INDEMNIFICATION

     Each person who is or shall have been a member of the Committee, or of the Board of Directors, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                                  ARTICLE 13.

                                 UNFUNDED PLAN

     The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property or assets of the Company.

                                  ARTICLE 14.

                                   SUCCESSORS

     All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                  ARTICLE 15.

                           SECURITIES LAW COMPLIANCE

     The Plan is intended to comply with all applicable conditions of Rule 16b-3 or any successor rule thereto under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Further, each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                                  ARTICLE 16.

                              REQUIREMENTS OF LAW

     16.1 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be require.

     16.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     16.3 Governing Law. To the extent not preempted by federal law, the Plan and all Award Agreements, shall be construed in accordance with and governed by the laws of the State of Washington.

                                                                      APPENDIX C

                               SEAMED CORPORATION
                       1996 EMPLOYEE STOCK PURCHASE PLAN

     SeaMED Corporation (the "Company") does hereby establish its 1996 Employee Stock Purchase Plan as follows:

     1. Purpose of the Plan; Effective Date. The purpose of this Plan is to provide eligible employees of the Company who wish to become shareholders in the Company a convenient method of doing so. It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. This Plan shall not be effective until the later of (i) approval by the holders of a majority of the Company's voting securities, which approval must occur (if at all) within 12 months of the adoption of this Plan by the Board of Directors and
(ii) the date that the Company's common stock begins to trade on the Nasdaq Stock Market. If not so approved, the Plan and any rights granted hereunder shall be void and of no effect.

     2. Definitions.

          2.1 "Base pay" means regular straight time earnings, plus review cycle bonuses and overtime payments, payments for incentive compensation, and other special payments except to the extent that any such item is specifically excluded by the Board of Directors of the Company (the "Board").

          2.2 "Account" shall mean the funds accumulated with respect to an individual employee as a result of deductions from his paycheck for the purpose of purchasing stock under this Plan. The funds allocated to an employee's account shall remain the property of the respective employee at all times but may be commingled with the general funds of the Company.


          2.3 "Shares" means the issued or unissued shares of the common stock, no par value, of the Company, and, as to the number of Shares reserved hereunder, following amendment in 1997 refers to shares of common stock after taking into account the one-for-five reverse stock split of July 1996.


     3. Employees Eligible to Participate. An employee of the Company or any of its subsidiaries who is in the employ of the Company on one or more offering dates is eligible to participate in the Plan, provided that they have been employed by the Company as of the commencement date of an offering, except: (a) employees whose customary employment is less than 20 hours per week; (b) employees whose customary employment is for not more than five months in any calendar year, and (c) independent contractors, individuals employed through contract employment agencies or companies, interns, or any other temporary type worker. With respect to any employee subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Company may impose such conditions on the grant or exercise of any rights hereunder necessary to satisfy the requirements of such statute or applicable regulations.


     4. Offerings. Generally, there will be ten separate consecutive six-month offerings pursuant to the Plan. The first offering shall commence on the date that the Company's common stock begins to trade on the Nasdaq Stock Market and extend through June 30, 1997. The second offering shall be for six (6) months, commencing on July 1, 1997 and extending through December 31, 1997. The third offering shall be for five (5) months, commencing on January 1, 1998 and extending through May 31, 1998. Thereafter, offerings shall commence on each subsequent June 1 and December 1, and the final offering under this Plan shall commence on June 1, 2001 and terminate on November 30, 2001. In order to become eligible to purchase shares, an employee must sign an Enrollment Agreement, and any other necessary papers on or before the commencement date (except for the three initial offerings, June 1 or December 1) of the particular offering in which he wishes to participate. Participation in one offering under the Plan shall neither limit, nor require, participation in any other offering.

     5. Price. The purchase price per share shall be the lesser of (1) 85% of the fair market value of the stock on the offering date; or (2) 85% of the fair market value of the stock on the last business day of the offering. Fair market value shall mean the price at which the Company sells stock in a public offering or, if no such sales occur within any offering period, the closing bid price as reported on the Nasdaq Stock Market or, if the stock is traded on a stock exchange, the closing price for the stock on the principal such exchange.

     6. Offering Date. The "offering date" as used in this Plan shall be the commencement date of the offering, if such date is a regular business day, or the first regular business day following such commencement date. A different date may be set by resolution of the Board.


     7. Number of Shares to be Offered. Subject to adjustment as provided herein, the number of Shares that may be issued under the Plan shall not exceed 170,000 Shares (as such number may be adjusted by any stock split approved by the Board of Directors). The actual number of Shares to be issued under this Plan shall be determined in the discretion of the Board of Directors. The shares to be sold to participants under the Plan will be common stock of the Company. If the total number of shares for which options are to be granted on any date in accordance with Section 10 exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the Shares remaining available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly and the Company shall give written notice of such reduction to each employee affected thereby.


     8. Participation.

          8.1 An eligible employee may become a participant by completing an Enrollment Agreement provided by the Company and filing it with the Human Resources Department prior to the commencement of the offering to which it relates.

          8.2 Payroll deductions for a participant shall commence on the offering date, and shall end on the termination date of such offering unless earlier terminated by the employee as provided in Paragraph 14.

     9. Payroll Deductions.

          9.1 At the time a participant files his authorization for a payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a participant in an offering at a percentage of his base pay as may be from time to time set by the Board; provided such percentage shall not exceed 10%.


          9.2 All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account nor may payment for Shares be made other than by payroll deduction.


          9.3 A participant may discontinue his participation in the Plan as provided in Section 14, but no other change can be made during an offering and, specifically, a participant may not alter the rate of his payroll deductions for that offering.

     10. Granting of Option. On the offering date, this Plan shall be deemed to have granted to the participant an option for as many full and/or fractional shares as he will be able to purchase with the payroll deductions credited to his account during his participation in that offering. Notwithstanding the foregoing, no participant may purchase stock the fair market value of which exceeds $25,000 during any calendar year.

     11. Exercise of Option. Each employee who continues to be a participant in an offering on the last business day of that offering shall be deemed to have exercised his option on such date and shall be deemed to have purchased from the Company such number of full and/or fractional shares of common stock reserved for the purpose of the Plan as his accumulated payroll deductions on such date will pay for at the option price.

     12. Employee's Rights. No participating employee shall have any right as a shareholder with respect to any shares until the shares have been purchased in accordance with Section 11 above and the stock has been issued by the Company. Neither the adoption of this Plan nor the granting of rights pursuant to it shall be deemed to create any right in any employee to be retained or continued in the employment of the Company or any subsidiary.

     13. Evidence of Stock Ownership.

          13.1 Promptly following the end of each offering, the number of shares of common stock purchased by each participant shall be deposited into an account established in the participant's name at a stock brokerage or other financial services firm designated by the Company (the "ESPP Broker").

          13.2 The participant may direct, by written notice to the Company at the time of his enrollment in the Plan, that his ESPP Broker account be established in the names of the participant and one other person designated by the participant, as joint tenants with right of survivorship, tenants in common, or community property, to the extent and in the manner permitted by applicable law.

          13.3 A participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the US Internal Revenue Code of 1986, as amended (the "Code")) of the shares in his account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the participant's account at the ESPP Broker until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, the participant may move those shares to another brokerage account of participant's choosing or request that a stock certificate be issued and delivered to him.

          13.4 A participant who is not subject to payment of U.S. income taxes may move his shares to another brokerage account of his choosing or request that a stock certificate be issued and delivered to him at any time, without regard to the satisfaction of the Section 423(a) holding period.

     14. Withdrawal.

          14.1 An employee may withdraw from an offering, in whole but not in part, at any time prior to the last business day of such offering by delivering a Withdrawal Notice to the Company, in which event the Company will refund the entire balance of his deductions as soon as practicable thereafter.

          14.2 To re-enter the Plan, an employee who has previously withdrawn must file a new Enrollment Agreement in accordance with Section 8.1. The employee's re-entry into the Plan will not become effective before the beginning of the next offering following his withdrawal, and if the withdrawing employee is an officer of the Company within the meaning of
     Section 16 of the Securities Exchange Act of 1934 he may not re-enter the Plan before the beginning of the second offering following his withdrawal.

     15. Carryover of Account. At the termination of each offering the Company shall automatically re-enroll the employee in the next offering, and the balance in the employee's account shall be used for option exercises in the new offering, unless the employee has advised the Company otherwise. Upon termination of the Plan, the balance of each employee's account shall be refunded to him.

     16. Interest. No interest will be paid or allowed on any money in the accounts of participating employees.

     17. Rights Not Transferable. No employee shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to his account or any rights with regard to the exercise of an option or to receive shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee. If any such action is taken by the employee, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw funds in accordance with Section 14.

     18. Termination of Employment. Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the balance in the account of a participating employee shall be paid to the employee or his estate.

     19. Amendment or Discontinuance of the Plan. The Board shall have the right to amend, modify, or terminate the Plan at any time without notice, provided that no employee's existing rights under any offering already made under Section 4 hereof may be adversely affected thereby, and provided further that no such amendment of the Plan shall, except as provided in Section 20, increase above 170,000 the total number of Shares to be offered unless shareholder approval is obtained therefor.



     20. Changes in Capitalization. In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the common shares of the Company, the Board may make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of Shares available for purchase under the Plan, and in the number of Shares which an employee is entitled to purchase.



     21. Share Ownership. Notwithstanding anything herein to the contrary, no employee shall be permitted to subscribe for any Shares under the Plan if such employee, immediately after such subscription, owns shares (including all Shares which may be purchased under outstanding subscriptions under the Plan) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of its parent or subsidiary corporations.


     22. Administration. The Plan shall be administered by the Board. The Board shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Board in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all participants and any and all persons claiming under or through any participant.

     The Board may delegate any or all of its authority hereunder to such committee as it may designate.

     23. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Human Resources Department of the Company or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

     24. Termination of the Plan. This Plan shall terminate at the earliest of the following:

          24.1  November 30, 2001;

          24.2 The date of the filing of a Statement of Intent to Dissolve by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among corporations related to the Company. Prior to the occurrence of either of such events, on such date as the Company may determine, the Company may permit a participating employee to exercise the option to purchase shares for as many full and/or fractional shares as the balance of his account will allow at the price set forth in accordance with Section 5. If the employee elects to purchase shares, the remaining balance of his account will be refunded to him after such purchase.

          24.3  The date the Board acts to terminate the Plan in accordance with
     Section 19 above.


          24.4 The date when all shares reserved under the Plan have been purchased.


     25. Limitations on Sale of Stock Purchased Under the Plan. The Plan is intended to provide common stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his own affairs. An employee, therefore, may sell stock purchased under the Plan at any time he chooses, subject to compliance with any applicable federal or state securities laws. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

     26. Governmental Regulation and Registration of Shares. The Company's obligation to sell and deliver shares of the Company's common stock under this Plan is subject to the approval of, or registration of shares of common stock with, applicable governmental authorities required in connection with the authorization, issuance, or sale of such shares.

                                                                      APPENDIX D

                                 FORM OF PROXY

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints R. Scott Asen and W. Robert Berg, and each of them, as proxies, each with full power of substitution, to represent and vote for and on behalf of the undersigned the number of shares of common stock of SeaMED Corporation (the "Company") that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on October 30, 1997, and at any adjournment or postponement thereof. The undersigned directs that this Proxy be voted as directed on the reverse side.

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any adjournment or postponement thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES IN ITEM 1 AND "FOR" ITEMS 2, 3, 4 AND 5.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                                                     PLEASE MARK YOUR VOTE
                                              AS INDICATED IN THIS EXAMPLE   [X]

 1. Election of Directors: [ ] FOR all Nominees (except as indicated to the contrary below)
                      [ ] WITHHOLD AUTHORITY (to vote for all nominees listed below)
            CLASS I DIRECTORS:                       CLASS II DIRECTORS:                     CLASS III DIRECTORS:
           Richard E. Engebrecht                    William H. Gates, Sr.                        R. Scott Asen
              Edgar F. Rampy                      Richard O. Martin, Ph.D.                      W. Robert Berg
                                                                                              Stephen J. Clearman

INSTRUCTIONS: To withhold authority to vote for one or more individual nominees, print that nominee's name in the following space:

          ------------------------------------------------------------

  2. Amend and restate the Company's Articles of Incorporation to provide for a board of directors with staggered terms of three (3) years.
     FOR [ ]                      AGAINST [ ]                      ABSTAIN [ ]
  3. Approve an increase of 300,000 shares available under the Company's 1995 Stock Option and Incentive Plan.
     FOR [ ]                      AGAINST [ ]                      ABSTAIN [ ]
  4. Approve an increase of 100,000 shares available for purchase under the Company's Employee Stock Purchase Plan.
     FOR [ ]                      AGAINST [ ]                      ABSTAIN [ ]
  5. Approve the appointment of Ernst & Young LLP as Independent certified public accountants.
     FOR [ ]                      AGAINST [ ]                      ABSTAIN [ ]
                           YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN THIS PROXY CARD PROMPTLY.

Signature
--------------------------------- Signature, if held jointly
--------------------------------- Dated:
---------, 1997
(Signature(s) must be exactly as name(s) appear on this proxy.) (If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the names of more than one person, each should sign this Proxy.)

                                       D-1